UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2014

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

■	INCOME BUILDER

■	RISING DIVIDEND GROWTH

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process — Income Builder	2

Portfolio Management Discussion and Performance Summary — Income Builder	3

Portfolio Management Discussion and Performance Summary — Rising Dividend Growth	14

Schedules of Investments	24

Financial Statements	36

Financial Highlights	40

Notes to Financial Statements	44

Report of the Independent Registered Public Accounting Firm	61

Other Information	62

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Income Builder Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks), and seeks to provide capital appreciation primarily through equity investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, interest rate, call and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices.

The Goldman Sachs Rising Dividend Growth Fund invests primarily in equity investments of dividend paying U.S. and foreign companies with market capitalizations of at least $500 million. The equity investments in which the Fund invests may include common and preferred stocks as well as master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and the Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ different investment styles. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Many MLPs in which the Fund may invest operate facilities within the energy sector and are also subject to risks affecting the energy sector. The securities of REITs and mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements (in the case of REITs, because of interest rate changes, economic conditions and other factors). REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign securities and emerging country securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

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Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Class IR Shares generated average annual total returns, without sales charges, of 6.96%, 6.20%, 6.20%, 7.39% and 7.24%, respectively. These returns compare to the 16.46% and 6.27% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	When the Reporting Period began and through the end of 2013, the U.S. stock market continued to rally, reaching record highs during December 2013. Contributing to the strong performance of U.S. equities was the December 2013 announcement by the U.S. Federal Reserve (the “Fed”) that it would begin tapering its asset purchases in January 2014 — a signal of confidence in the U.S. economy. In the U.S. fixed income market, bond yields generally increased on improving economic data and the Fed’s taper announcement.

U.S. equities got off to a weak start in early 2014, but subsequently recovered, continuing to post fresh highs into April 2014 despite mixed news about the U.S. labor and housing markets as well as the broader U.S. economy. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus. In the U.S. fixed income market, bond yields declined overall as U.S. economic data weakened, primarily as a result of inclement winter weather. The Fed continued to reduce its asset purchases and suggested during March 2014 that it might adopt a more hawkish stance. That is, the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015. At the same time, the Fed dropped the threshold of 6.5% unemployment as a condition for raising short-term interest rates.

U.S. equities continued to make new highs through the second quarter of 2014 amidst notably low volatility. In the U.S. fixed income market, bond yields continued to fall. Investors focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Economic influences included news that first quarter 2014 U.S. Gross Domestic Product (“GDP”) growth had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway.

U.S. equities continued to post gains in July 2014, though they faltered briefly on the last trading day of the month. In the U.S. fixed income market, bond yields rose modestly. Geopolitical issues dominated — from Ukraine to the Middle East to Argentina and Portugal. U.S. economic data was mixed, with labor and manufacturing indicators continuing to improve and housing data showing signs of weakening.

In August 2014 and through September 2014, U.S. equities resumed their gains. Fundamentals helped support the U.S. equity market, especially corporate earnings, which generally came in ahead of estimates. In the U.S. fixed income market, bond yields fell during August 2014 despite the release of positive durable goods orders and manufacturing data. The decline may have reflected market concern about increased geopolitical risk in Ukraine and the Middle East. Meanwhile, Fed comments suggested a modest shift in tone towards

PORTFOLIO RESULTS

monetary policy tightening. In September 2014, bond yields rose as economic data remained generally positive, despite a disappointing August 2014 payroll number, with employment, auto sales and manufacturing showing improvement.

U.S. equity market volatility — as measured by the VIX (a measure of the implied volatility of S&P 500® Index options) — increased steadily through September 2014, rising from low levels at the end of August 2014 to reach its highest level since 2012 during October 2014. In mid-October 2014, U.S. equities recorded steep declines amid news of deteriorating European economic growth and a sharp drop in oil prices. Later in the month, U.S. equities rebounded in response to solid corporate earnings and the seeming stabilization of oil prices. In the U.S. fixed income market, bond yields declined though data about U.S. economic growth remained generally positive.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream with lower volatility than the equity market plus capital appreciation. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested approximately 50% in equities and 48% in fixed income, with the balance in cash and cash equivalents. During the Reporting Period, we reduced the Fund’s allocation to equities to 44% and increased its allocation to fixed income to 52%, with the balance in cash and cash equivalents. In our view, this equity exposure was prudent, given the strength of the U.S. macroeconomic environment and the potential tailwinds of the upcoming holiday season. Also, we looked for opportunities to add to the Fund’s equity holdings during periods of share price weakness.

Q	What was the Fund’s 12-month distribution rate during the Reporting Period?

A	The Fund seeks to provide investors with attractive and sustainable yield with lower volatility than the equity market by focusing its investments in fixed income securities and high dividend-paying equities, preferred equities and other similar securities (stocks). During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares provided attractive 12-month distribution rates of 4.21%, 4.38%, 3.56%, 4.53% and 4.39%, respectively. As of October 31, 2014, the Fund’s 30-day SEC yields (subsidized) for its Class A, B, C, Institutional and IR Shares were 3.40%, 2.86%, 2.86%, 3.99% and 3.84%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity portfolio during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity portfolio during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s positioning in the consumer discretionary, telecommunication services and financials sectors detracted from its performance relative to the Russell Index. The Fund’s positioning in two sectors — energy and materials — contributed positively to its relative returns.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	The largest detractors from the Fund’s relative performance during the Reporting Period were Nokian Renkaat Oyj, a Finnish tire manufacturer; MarkWest Energy Partners, a leading provider of gas gathering, processing and fractionation services; and El Paso Pipeline Partners, a master limited partnership (“MLP”) that owns and operates natural gas transportation pipelines, storage and other midstream assets.

The Fund’s position in Nokian Renkaat Oyj dampened relative returns during the Reporting Period. The company’s share price declined amid rising concerns surrounding Russia’s involvement in Ukraine. Approximately 35% of the tire manufacturer’s sales and 80% of its production are in Russia. Nokian Renkaat Oyj also reported slightly weaker

PORTFOLIO RESULTS

than expected quarterly results near the end of the Reporting Period. However, at the end of the Reporting Period, we believed the company had several potential catalysts for improved sales and earnings growth going forward. We also believed the depreciation of the Russian ruble could be positive for Nokian Renkaat Oyj because it lowers the company’s production costs. In our view, at the end of the Reporting Period, its stock was trading at an attractive valuation and had an attractive dividend yield. Thus, the Fund maintained a position in the stock at the end of the Reporting Period.

A position in MarkWest Energy Partners hurt the Fund’s relative performance during the Reporting Period. Its shares declined after the company reported lower than expected distribution guidance at the beginning of 2014. In our opinion, the decline was largely sentiment driven, with investors misunderstanding how the drop in commodities prices might impact infrastructure assets and also in response to exaggerated market fears about interest rates. At the end of the Reporting Period, we remained positive on the energy renaissance theme and its implications for energy infrastructure. During the next three years, we believe MarkWest Energy Partners could increase its processing capacity in the fast-growing Marcellus and Utica shales by 80%, with most of the expansion coming from fee-based contracts with large oil and gas companies. In addition, during the next several years, MarkWest Energy Partners provides, in our opinion, an attractive total return opportunity. At the end of the Reporting Period, the Fund maintained a position in the stock.

The Fund’s position in El Paso Pipeline Partners hampered relative performance during the Reporting Period. The MLP reported lower than expected distribution guidance at the end of 2013, which we believe pushed down its share price. During the first quarter of 2014, we exited the position and reallocated the proceeds to other MLP names that we viewed more favorably.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most relative to the Russell Index from its positions in Cardinal Health, a health care services provider; Hewlett-Packard, a diversified computer systems company; and Microsoft, a provider of software, consumer electronics and personal computers.

The Fund’s investment in Cardinal Health contributed positively to relative performance during the Reporting Period. Cardinal Health’s stock price appreciated, in our view, because of the announcement of a joint venture to source generic drugs, positive third quarter results and an increase in the company’s share repurchase program.

A position in Hewlett-Packard added to relative returns during the Reporting Period. We believe its shares rose as a result of multiple better than expected earnings releases. Hewlett-Packard also surprised investors with strong commercial notebook sales and solid results in its enterprise business. In early 2014, reports that Hewlett-Packard was planning to re-nominate its entire board were, in our opinion, viewed positively by the market.

The Fund’s position in Microsoft enhanced relative results during the Reporting Period. Microsoft reported better than expected fiscal second quarter revenues and earnings, driven by strong results in its enterprise business and the seeming stabilization of its consumer business. The stock also benefited, we believe, from the announcement of new chief executive officer Satya Nadella, about whom we have a positive view. We also view as positive the company’s efforts to enhance its cloud offerings and increase cross platform collaboration, evidenced by the release of Microsoft Office for the iPad. In addition, as it seeks to more efficiently allocate its capital, Microsoft announced steps to simplify its organization and align its devices strategy — actions that we believe were viewed positively by the market. Also, Microsoft announced an 11% increase to its dividend and changes to its board of directors. We continue to believe that even small steps to improve the company’s capital allocation decisions could potentially increase Microsoft’s profit margins and cash flow meaningfully.

The Fund maintained positions in all three stocks at the end of the Reporting Period.

Q	Did the equity portion of the Fund make any significant purchases or sales during the Reporting Period?

A

The Fund purchased telecommunication services giant Verizon Communications during the Reporting Period. Verizon Communications and its peers have been negatively impacted by changes in the upgrade policies of North American carriers. The company’s stock also came under pressure as a result of its 2014 free cash flow guidance, which we believe created a buying opportunity. We believe Verizon Communications has some of the best assets in the

PORTFOLIO RESULTS

telecommunications industry. Further, in our opinion, the company’s top line and earnings per share can grow during the next few years. At the end of the Reporting Period, the stock offered what we considered to be an attractive dividend yield.

During the Reporting Period, the Fund initiated a position in The Gap, an apparel retail company with more than 3,000 store locations. The Gap also has an accelerating e-commerce business, which we consider an important channel for retailers. In our view, The Gap is a high quality business led by a strong management team. We also believe the company’s share price, at the time of purchase, did not fully reflect recent structural improvements wherein square footage was reduced by approximately 30%, putting the retailer in a position to accelerate growth domestically and expand its international presence. Additionally, in our opinion, The Gap stands to benefit from its strong inventory and supply chain management. Furthermore, we think the company could potentially increase shareholder value, as it recently participated in significant share repurchase activity.

The Fund exited its position in BP, one of the largest integrated oil and gas firms in the world, during the Reporting Period. Shares of BP performed well in 2013 and also in early 2014 after announcing solid fourth quarter 2013 results due to strong execution. Although BP’s management continued its course of shareholder friendly actions, including its commitment to an $8 billion share repurchase program, we exited the position in favor of names with what we considered better risk/reward profiles.

We eliminated the Fund’s investment in HSBC during the Reporting Period. HSBC’s stock declined following weaker than expected 2013 results. We continue to have a positive outlook on the business but decided to exit the Fund’s position and reallocate the proceeds to names we viewed more favorably.

Q	What changes were made to the Fund’s equity weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight position in consumer staples to an underweight position. We increased the Fund’s underweighted positions in the health care, industrials, utilities and materials sectors. In addition, we moved the Fund from an underweight position in financials to an overweight position. We increased the Fund’s overweighted positions in the energy, telecommunication services and information technology sectors. We maintained the Fund’s slightly overweighted position in the consumer discretionary sector. Compared to the Russell Index, at the end of the Reporting Period, the Fund was overweight the financials, energy, telecommunication services, information technology and consumer discretionary sectors and was underweight the health care, consumer staples, industrials, utilities and materials sectors.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the BofA Merrill Lynch Index, the Fund benefited from its exposure to corporate credit. Within the corporate credit sector, the Fund’s underweighted exposure to high yield corporate bonds in the energy industry was advantageous. In addition, individual issue selection among corporate bonds in the financial industry enhanced relative returns.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	The Fund’s duration and yield curve positioning detracted from its performance during the Reporting Period overall. The Fund was hampered by its short duration bias relative to the BofA Merrill Lynch Index in January 2014, May 2014, August 2014 and October 2014, as 10-year U.S. Treasury security yields declined during those months. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the first half of the Reporting Period, we increased the Fund’s exposure to non-U.S. issuers because we saw attractive investment opportunities outside of the U.S. We took advantage of weakness in high yield corporate bonds during the second half of the Reporting Period to add to the Fund’s holdings in that sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Income Builder Team did not use derivatives as part of its active management strategy within the equity portfolio. In the fixed income portfolio, the Fund used U.S. Treasury futures and Eurodollar futures to hedge and manage interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to

PORTFOLIO RESULTS

time deposits denominated in U.S. dollars at banks outside the U.S.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team believed U.S. equities have further upside potential as the U.S. economy accelerates, with real earnings growth serving as a fundamental driver of performance. In our opinion, the U.S. has the best macroeconomic outlook of the developed global economies, and we are optimistic about the strengthening U.S. housing and employment markets, as well as the potential for a continued recovery in consumer spending. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, which could provide companies with a number of ways to increase shareholder value. In addition, as the U.S. economy improves, companies may potentially reinvest for future growth by increasing their capital expenditures, research and development, hiring and merger and acquisition activity, instead of keeping excess capital on their balance sheets. Overall, at the end of the Reporting Period, we considered equities to be fairly valued and inexpensive relative to fixed income securities. In the months ahead, we believe forward looking analysis will be critical, and we expect stock selection to grow increasingly important, especially should certain parts of the U.S. equity market appreciate in value as we anticipate.

Regarding the fixed income market, the Income Builder Team believed at that end of the Reporting Period that investors are grappling with a broad array of concerns, including a possible slowdown in global economic growth, ongoing geopolitical stress and a steep drop in oil prices. At the same time, the interest rate landscape remains uncertain, and risk appetite has moderated across both fixed income and equity markets. That said, at the end of the Reporting Period, we continued to have a positive view of corporate credit fundamentals and the U.S. macroeconomic backdrop.

Overall, the Income Builder Team favors high yield corporate bonds over investment grade corporate bonds. Accordingly, at the end of the Reporting Period, we sought to take advantage of attractive valuations to increase the Fund’s positions in select high yield corporate bonds. More specifically, we intended to add to positions in industries such as consumer products, cable and wireless telecommunications that have stable cash flows and are trading at what we consider to be attractive yields. Within the financial industry, we favor large national banks, especially those with deleveraging and capital raising programs that have minimal credit losses. On the margin, we plan to invest in leveraged high yield loans that are higher in the capital structure.

FUND BASICS

Income Builder Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013– October 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index[3]
Class A	6.96%	16.46%	6.27%
Class B	6.20	16.46	6.27
Class C	6.20	16.46	6.27
Institutional	7.39	16.46	6.27
Class IR	7.24	16.46	6.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

PERFORMANCE REVIEW continued
November 1, 2013– October 31, 2014	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	4.21%	3.40%	3.19%
Class B	4.38	2.86	2.64
Class C	3.56	2.86	2.64
Institutional	4.53	3.99	3.78
Class IR	4.39	3.84	3.63

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the U.S. Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.85%	10.05%	6.35%	7.01%	10/12/94
Class B	3.84	10.14	6.29	6.03	5/1/96
Class C	8.00	10.46	6.15	4.30	8/15/97
Institutional	10.31	11.73	7.48	5.55	8/15/97
Class IR	10.13	N/A	N/A	12.42	8/31/10

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.27%
Class B	1.70	2.03
Class C	1.70	2.02
Institutional	0.55	0.86
Class IR	0.70	1.01

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/14[8]
Holding	% of Net Assets	Line of Business
General Electric Co.	2.1%	Industrial Conglomerates
Pfizer, Inc.	1.6	Pharmaceuticals
JPMorgan Chase & Co.	1.2	Commercial Banks
FirstEnergy Corp.	1.0	Electric Utilities
Microsoft Corp.	0.9	Software
Starwood Property Trust, Inc.	0.9	Real Estate Investment Trusts
Verizon Communications, Inc.	0.8	Diversified Telecommunication Services
AllianceBernstein Holding LP	0.8	Capital Markets
Ares Capital Corp.	0.8	Capital Markets
Total SA ADR	0.7	Oil, Gas & Consumable Fuels

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of October 31, 2014

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]
As of October 31, 2014

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s fixed income investments. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000 Value Index and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Income Builder Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	6.96%	11.39%	6.82%	7.29%
Including sales charges	1.07%	10.14%	6.22%	6.99%

Class B (Commenced May 1, 1996)*
Excluding contingent deferred sales charges	6.20%	10.57%	6.17%	6.01%
Including contingent deferred sales charges	0.97%	10.25%	6.17%	6.01%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	6.20%	10.57%	6.03%	4.29%
Including contingent deferred sales charges	5.16%	10.57%	6.03%	4.29%

Institutional Class (Commenced August 15, 1997)	7.39%	11.83%	7.36%	5.54%

Class IR (Commenced August 31, 2010)	7.24%	N/A	N/A	12.22%

*	Effective close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 15.81%, 14.93%, 16.26%, 16.10% and 15.53%, respectively. These returns compare to the 17.27% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The S&P 500 Index climbed significantly during the Reporting Period to close October 31, 2014 at an all-time high. The Dow Jones Industrial Average also hit a new high on the same day. On balance, the indicators for the U.S. economy were modestly up, and international economic indicators about breakeven. In our view, the domestic political climate was poor and unlikely to improve much. By the end of the Reporting Period, the focus seemed to us to have already shifted to the 2016 U.S. presidential election cycle, and the international environment remained tense.

We believe a sampling of events from October 2014 alone gives some color as to what enabled the U.S. equity markets to reach new heights during the Reporting Period. First, since the “Great Recession” of 2008-9, the U.S. Federal Reserve (the “Fed”) has been the prime mover to push growth through the U.S. economy with three quantitative easing programs. These programs involved the purchase of sizable amounts of U.S. Treasuries and mortgage-backed securities, which added liquidity to the banking system and kept interest rates low. On October 29, 2014, the Fed completed its buying program for its latest round of quantitative easing on schedule, stating that “economic activity is expanding at a moderate pace, underutilization of labor resources is gradually diminishing, [and] inflation has continued to run below the Committee’s long-run objectives.”

During the Reporting Period, central banks around the world were involved in their local economies. The People’s Bank of China infused capital into its regional banks; Russia’s central bank attempted to support its currency; and the European Central Bank (“ECB”) made efforts to stimulate business activity of the European Union (“EU”). The ECB’s efforts were made more difficult as there were differing points of view among EU members as to how much stimulus is needed. Gross Domestic Product (“GDP”) growth throughout Europe is projected by the European Commission to be 0.8% in 2014 and 1.1% in 2015. Announcements made by the Japanese central bank and a major Japanese pension plan on October 31, 2014 were credited by The Wall Street Journal on November 1st with pushing the U.S. equity markets higher. The front page headline read “Japan’s Bold Stimulus Jolts Markets.”

Another factor impacting the U.S. equity markets was oil prices. During the summer of 2014, crude oil prices fell, which had numerous consequences, depending on whether one was a seller or buyer of energy. Domestic crude, known as West Texas Intermediate (“WTI”), fell approximately $20 per barrel during the Reporting Period, and Brent crude, the European benchmark, declined about $25 per barrel during the same timeframe. The impact on producers and their countries has been significant. For instance, a number of OPEC (Organization of the Petroleum Exporting Countries) members use their oil money to support government expenditures. Lower revenue streams create budget deficits. On the other hand, lower energy prices have been beneficial for energy consumers. The Automobile Association of America (“AAA”) has estimated that the decline in gasoline

PORTFOLIO RESULTS

prices has saved U.S. consumers $250 million a day as a result of the drop in prices since early summer 2014. We believe this could help direct consumer spending to other discretionary items.

Recent news has been favorable regarding U.S. employment. The weekly initial claims for unemployment insurance benefits have been below 300,000, which suggests to us normal labor turnover. The monthly, non-farm payroll number for September 2014 came in at an increase of 248,000, which was better than consensus of 215,000. The unemployment rate declined to 5.9%; the average workweek for all employees on private payrolls increased slightly to 34.6 hours; and the average hourly earnings was down one cent. We believe these improvements are what the Fed is seeking.

The Reporting Period finished with strong U.S. GDP numbers. The advance report for the third quarter of 2014 was 3.5%, well above the consensus estimate of 2.9%. The final GDP rate for the second quarter of 2014 was 4.5%, which suggests to us that the harsh winter’s impact on the first quarter of 2014 GDP of -2.1% deferred demand into the subsequent quarter. Once the midterm elections of early November 2014 are complete, it is our opinion that investors will likely be able to more clearly discern the legislative path from Congress, removing some lingering uncertainty. Still, we perceive that there remain a number of issues both globally and domestically to monitor closely.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid double-digit absolute gains but underperformed the S&P 500 Index on a relative basis during the Reporting Period. Having an average 3.77% position in cash during a Reporting Period when the S&P 500 Index rallied hurt as did sector allocation decisions overall. However, such detractors were largely offset by the positive contribution made by effective stock selection overall and by the interaction effect, i.e. active return that can be attributed to simultaneously making both allocation and selection decisions.

Q	Which equity market sectors most significantly affected Fund performance?

A	As indicated earlier, cash was a significant negative affecting Fund performance during the Reporting Period. Of the sectors within the S&P 500 Index, the largest detractors were health care, information technology and financials. In health care, having an underweighted allocation to the strongest performing sector in the S&P 500 Index during the Reporting Period as well as weak stock selection hurt. The lack of any biotechnology companies that met the Fund’s investment criteria particularly hampered results, as they were the strong contributors to the S&P 500 Index health care sector during the Reporting Period. Similarly, both stock selection and an underweighted exposures to the information technology and financials sectors, each of which outpaced the S&P 500 Index during the Reporting Period, detracted. The Fund’s investment criteria[1] limited stock selection opportunities within each of these sectors. This was especially true for real estate-related companies and money-center banks, as many of them cut their dividends during the financial crisis. This was also true for many information technology companies, who do not have long-term dividend records.

Partially offsetting these detractors were the positive contributions made by positioning in the energy, consumer discretionary and telecommunication services sectors. Effective stock selection in the energy sector was mostly represented by independent exploration and production companies and by energy-related Master Limited Partnerships (“MLPs”), which are not components of the S&P 500 Index but which, as measured by the Alerian MLP Index[2], outperformed the energy sector of the S&P 500 Index during the Reporting Period. Notably, during the Reporting Period, the Fund’s MLP holdings posted a total return of 23.34%, which outperformed the S&P 500 Index energy sector by 4.8%. The Fund’s MLP holdings also outperformed the Alerian MLP Index, which posted a return of 16.61% during the Reporting Period. Having long-term, fee-based contracts to mitigate quarterly distribution fluctuation and having limited exposure to commodities with higher than average distribution growth proved to be the keys to the outperformance of MLPs generally during the Reporting Period. Further, the 10-year U.S. Treasury yield that had been surprisingly declining since it reached 3.02% at the end of 2013 appeared to ease the fear of rising interest rates. Historically, this had a negative impact for higher yield investments, including MLPs, despite the Fed continuing to phase out its quantitative easing asset purchase program due to improving economic conditions in the U.S. In addition, both Brent and WTI crude oil prices held up above $100 per

[1]	The Fund’s strategy is to only buy the stocks of companies where the dividend has increased every year for at least ten years at an average rate of at least approximately 10% per year. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

[2]	The Alerian MLP Index, a widely-used market capitalization weighted index, is a composite of the 50 most prominent energy MLPs.

PORTFOLIO RESULTS

barrel and $90 per barrel, respectively. Most of the Reporting Period saw ongoing geopolitical unrest in oil-producing countries, such as Iraq, Russia and Ukraine. Higher oil prices and more efficiency gains on drilling had been the main driver for the strong U.S. oil production, as it hit 8.970 million barrels per day toward the end of October 2014, the highest it had been since 1986. Midstream[3] MLPs, where we place a focus within the Fund, handle mostly oil and gas transportation, garnering storage benefits from higher volume throughout as production increases. More specifically, our MLP selection process focuses on MLPs that are able to grow distributions with healthy coverage ratios and strong exposure to favorable shale basins, along with limited exposure to commodity fluctuation.

Stock selection in consumer discretionary proved particularly effective. By focusing on the mid-upper consumer chains, preferring strong brands instead of retail chains, and selective exposure to the home improvement industry differentiated the Fund’s holdings’ performance to that of the S&P 500 Index’s consumer discretionary holdings. Given the lack of companies that met the Fund’s investment criteria, the Fund had no exposure to the telecommunication services sector, which was the second worst performing sector in the S&P 500 Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in industry supply distributor WW Grainger, aerospace and building industries technology products provider United Technologies and investment management firm Franklin Resources.

In our opinion, the poor results of WW Grainger early in 2014 were mostly due to weakness in its Canadian business, the currency headwind given the strength of the U.S. dollar and the higher than expected tax rate that resulted in its management lowering its fiscal year sales and earnings guidance. Its higher taxes were the result of better than expected U.S. sales compared to its international business.

Its management had indicated the company’s intention to cut the non-core business toward the end of 2014. At the end of the Reporting Period, WW Grainger was continuing to invest

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

in Canada and was starting to see its top-line growth turning positive. The single channel distribution method it implemented was showing strong results in Japan, and its U.S. business was testing the method in Germany. In our view, WW Grainger is well positioned to generate returns on these investments for years to come and is likely to remain a market share leader in its highly fragmented industry.

Shares of United Technologies declined during the Reporting Period on some negative headlines. These included geopolitical unrest with a potential bank on defense equipment sales, export-import bank legislation being held up, and the weaker economic growth forecast out of the EU and the emerging markets. The company also experienced currency, pension and engine failure headwinds. At the end of the Reporting Period, United Technologies’ valuation appeared inexpensive to us with its 2015-16 organic growth prospects still intact. We believe its acquisition of Goodrich added strength to the company’s aerospace business and attractive business leverage to its construction business.

Weakness in Franklin Resource’s share price, in our view, was mostly due to investors’ concerns about its investment portfolio mix and the potential impact of rising interest rates, particularly with the Fed’s statements following its October 2014 meeting. In the company’s most recent fiscal quarter, its headline numbers were positive, but the company was experiencing outflows on the equity side that outpaced positive flows on the fixed income side. Its hybrid products continued to see positive flows as well. One surprise in its most recent fiscal quarter was a lower than expected stock buyback — repurchasing 3.2 million shares versus the consensus expectation of six million shares.

Q	What were some of the Fund’s best-performing individual stocks?

A	The top contributors to the Fund’s relative performance during the Reporting Period were midstream natural gas companies Energy Transfer Equity LP and EQT Midstream Partners LP and pharmaceuticals company Novo Nordisk.

Shares of Energy Transfer Equity LP rose during the Reporting Period, outperforming both the Alerian MLP Index and the S&P 500 Index. In our opinion, a trail of successful acquisitions, effective project execution and strong operational performance contributed to its strong performance. We also believe the economies of scale achieved through the family of companies it owns and operates, along with its financial strength, may lead to more acquisition opportunities ahead.

PORTFOLIO RESULTS

EQT Midstream Partners LP performed well during the Reporting Period. The significant drop-downs from its sponsor EQT Corp during the Reporting Period, such as Sunrise Pipeline LLC and Jupiter Gathering System, provided a strong growth profile for EQT Midstream Partners LP. (Drop-down refers to the act of a parent company selling MLP-qualified assets to the associated MLP with favorable terms. Once an MLP is spun off from its integrated parent company, additional assets may be placed into the MLP to increase the capital base. Other drop-downs may occur when the General Partner acquires another company with certain assets more suitable for the MLP than its own balance sheet.) Its fee-based business model and long-term contracts provided a stable cash flow, more drop-down opportunities from the sponsor, continuation of organic projects in the promising Marcellus and Utica shales, all of which provided visibility to its long-term distribution growth.

Denmark-based Novo Nordisk is the world leader in diabetes care, holding a global value market share of approximately 27% and also has one of the highest gross margins among its EU large pharmaceuticals peers. In early 2014, Novo-Nordisk announced a 15 billion Danish krona buyback program for 2014, along with a strong dividend increase that provided confidence for investors after the Food and Drug Administration (“FDA”) delayed its new insulin drug Tresiba approval citing concerns about cardiovascular risk. During 2014, Novo-Nordisk had predicted a faster interim result of the Tresiba DEVOTE trial, which is anticipated to have a potential FDA review in early 2015. If the FDA reviews it positively, it would bring Tresiba into the U.S. market a year earlier than previously projected. Despite the challenging, competitive and regulatory environment, we believe Novo-Nordisk’s leadership position and strong balance sheet contributed to its strong performance.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Suncor Energy, an integrated oil company and the largest oil sand producer in the world. With 37 years of proven and probable reserves, an average cash cost per barrel of oil of $31, and an ability to generate an average $48 per barrel produced, we believe Suncor Energy is well positioned to weather through a lower oil price environment. We also viewed its management’s focus on returning wealth to its shareholders as differentiating it from many of its peers. Since 2012, Suncor Energy has not only bought back 10% of its shares but has also increased its dividend twice in 2014. This brings its year-over-year dividend growth rate to 39%, on top of a 46% growth rate in 2013. These rates bring its 10-year average dividend growth rate to 23.39%.

We established a Fund position in Qualcomm, the inventors of third-generation/fourth-generation (3G/4G) Long-Term Evolution (“LTE”) wireless technology and a leader in the mid- to high-end processors with its Snapdragon 410 and 615 chipsets. Qualcomm’s shares experienced a significant pullback after it announced a royalty dispute in China and a government investigation into its business. In our view, Qualcomm was attractive due to its low valuation and what we considered to be a “war chest” of net cash — approximately $32 billion or $19/share (25% of market value). The company also boasted a most recent fiscal year dividend increase of 28.3% and a 10-year average dividend growth rate of 24.3% . In short, then, we believe the China issue over Qualcomm created a buying opportunity.

We initiated a Fund position in Enable Midstream Partners LP, which had an Initial Public Offering (“IPO”) in April 2014, marking it as one of the largest MLPs with more than $10 billion in enterprise value. In our view, Enable Midstream Partners LP has a well-diversified business mix with both gathering& processing and transportation & storage operations. Approximately 75% of its gross margin is driven by long-term, fee-based agreements that reduce exposure to commodity fluctuations. At the end of 2013, approximately 80% of its storage capacity was under firm contract with an average contract life of 4.4 years. Organic growth projects in South Central Oklahoma Oil Province and other identified areas support Enable Midstream Partners LP statement guiding distribution growth of more than 10% until 2018.

During the Reporting Period, we sold the Fund’s position in medical equipment manufacturer Danaher, taking profits. Danaher no longer met the Fund’s investment criteria, as it failed to increase its year over year dividend per share for its most recent fiscal year.

Similarly, we sold the Fund’s position in Kinder Morgan Energy Partners. It no longer qualified for the Fund’s investment criteria after Kinder Morgan Inc. announced a takeover. All Kinder Morgan Energy Partners shares will

PORTFOLIO RESULTS

exchange to Kinder Morgan Inc., which is a C-Corp and thus not qualified for Fund investment.

We eliminated the Fund’s position in mining industry safety products manufacturer MSA Safety during the Reporting Period. The sale was mostly due to liquidity concerns, as the Fund was no longer able to build meaningful positions in the company and faced liquidity constraints to exit within a specified time period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The most significant changes we made during the Reporting Period was increasing the Fund’s allocations relative to the S&P 500 Index in the consumer discretionary and consumer staples sectors and reducing its relative exposure to the industrials sector.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of October 2014, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), materials and consumer discretionary. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in financials, information technology and health care. The Fund had rather neutral exposure compared to the S&P 500 Index in consumer staples and industrials and had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we still saw U.S. equities in a long-term secular bull market. At the same time, however, we expected a cyclical pullback. The U.S. equity market had risen without a meaningful 10-15% pullback since the summer of 2011, which was partially due to the continuation of the Fed’s quantitative easing program and accommodative low interest rate policy amidst a slow, but encouraging economic recovery. At the end of the Reporting Period, the S&P 500 Index traded at forward 12 months price/earnings of 15.9x, only slightly above its 20 year average of 15.6x and its 30 year average of 15.3x, with an expected earnings per share growth rate of 8.7%, according to Bloomberg estimates. Based on such valuation and growth potential, one could argue that the fundamental strength of corporate America may well contribute to higher equity prices.

We have witnessed the resilience of the U.S. equity market after the Fed ended its bond buying program, despite persistent geopolitical unrest overseas, slower than expected global economic growth and the most recent collapse of the oil market. We believe the Fed will keep short-term interest rates low for a “considerable time,” providing inexpensive funding for more capital investments. We believe such a low interest rate scenario may also increase investors’ risk appetite for equities instead of traditional fixed income investments, as the 10-year U.S. Treasury yield was 2.3% at the end of October 2014 — a historical low since Bloomberg started tracking data in 1962. We believe dividend growth stocks may well benefit the most in this particular environment. It is well worth noting that for 2014, there are 163 stocks with dividend records of more than 10 years with an average, annual dividend growth rate of more than 10%. At the end of the Reporting Period, the Fund held positions in 37 stocks, which together had a 19.27% average 10-year dividend growth rate with 21 consecutive years of dividend growth history. These 37 stocks had an average yield of 1.82%.

In our view, the economic recovery has been uneven across the segments of the U.S. equity market, distinguishing the haves from the have-nots. Thus, we believe active management will be essential for the next couple of years and more so than in previous years. We believe the Fund is well positioned to potentially deliver long-term risk-adjusted return. Downside risk might impact short-term performance including but not limited to any sudden deterioration of the U.S. economy or any unexpected interest rate hike above and beyond what is anticipated. Also, geopolitical risk, as we have seen, or a negative regulatory environment could impact the supply/demand balance in the energy sector, thus resulting in price pressures on commodities, including oil and gas.

As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality, in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

At the end of the Reporting Period, Michael W. Nix, CFA, was named a portfolio manager of the Fund with his responsibilities effective on November 1, 2014. Mr. Nix was named the Managing Director of Investment Strategy at

PORTFOLIO RESULTS

Dividend Assets Capital in 2013 and has served as a member of the Investment Committee and Portfolio Manager for Dividend Asset Capital’s separately managed account (“SMA”) platform. Additionally, he is responsible for the oversight of the Research Team of the firm’s equity and Master Limited Partnership products.

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	15.81%	17.27%
Class C	14.93	17.27
Institutional	16.26	17.27
Class IR	16.10	17.27
Class R	15.53	17.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.18%	13.79%	8.57%	8.52	3/23/04
Class C	16.86	14.45	N/A	8.83	4/14/05
Institutional	19.27	15.57	N/A	9.17	3/21/07
Class IR	19.05	N/A	N/A	15.35	2/27/12
Class R	18.45	N/A	N/A	14.78	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	1.21%
Class C	1.93	1.96
Institutional	0.78	0.81
Class IR	0.93	0.96
Class R	1.42	1.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
VF Corp.	2.9%	Textiles, Apparel & Luxury Goods
Perrigo Co. PLC	2.9	Pharmaceuticals
NIKE, Inc. Class B	2.8	Textiles, Apparel & Luxury Goods
Canadian National Railway Co.	2.8	Road & Rail
Roper Industries, Inc.	2.8	Industrial Conglomerates
Lowe’s Cos., Inc.	2.7	Specialty Retail
Roche Holding AG ADR	2.6	Pharmaceuticals
Cardinal Health, Inc.	2.6	Health Care Providers & Services
The Sherwin-Williams Co.	2.6	Chemicals
Monsanto Co.	2.6	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	15.81%	15.34%	9.18%	9.17%
Including sales charges	9.42%	14.04%	8.56%	8.59%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	14.93%	14.72%	N/A	8.90%
Including contingent deferred sales charges	13.93%	14.72%	N/A	8.90%

Institutional Class (Commenced March 21, 2007)	16.26%	15.84%	N/A	9.27%

Class IR (Commenced February 27, 2012)	16.10%	N/A	N/A	15.45%

Class R (Commenced February 27, 2012)	15.53%	N/A	N/A	14.89%

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (“the Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R shares, which were not offered by the Predecessor Fund).

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 42.5%
Aerospace & Defense – 0.4%
63,683	The Boeing Co.	$7,954,643

Auto Components – 0.3%
451,970	Nokian Renkaat OYJ ADR	6,386,336

Automobiles – 0.3%
181,963	Bayerische Motoren Werke AG ADR	6,497,899

Beverages – 0.7%
49,172	Anheuser-Busch InBev NV ADR	5,457,109
74,895	PepsiCo, Inc.	7,202,652

		12,659,761

Capital Markets – 2.2%
614,474	AllianceBernstein Holding LP	16,345,009
84,325	Ameriprise Financial, Inc.	10,639,285
991,802	Ares Capital Corp.	15,858,914

		42,843,208

Commercial Banks – 2.9%
345,649	Australia & New Zealand Banking Group Ltd. ADR	10,203,559
220,645	BB&T Corp.	8,358,033
398,590	JPMorgan Chase & Co.	24,106,723
236,593	Wells Fargo & Co.	12,560,722

		55,229,037

Commercial Services & Supplies – 0.7%
257,239	Waste Management, Inc.	12,576,415

Communications Equipment – 1.5%
517,743	Cisco Systems, Inc.	12,669,171
105,621	QUALCOMM, Inc.	8,292,305
601,385	Telefonaktiebolaget LM Ericsson ADR	7,120,398

		28,081,874

Computers & Peripherals – 1.6%
96,962	Apple, Inc.	10,471,896
281,616	EMC Corp.	8,090,828
340,936	Hewlett-Packard Co.	12,232,783

		30,795,507

Consumer Finance – 1.2%
125,674	Capital One Financial Corp.	10,402,037
654,914	Navient Corp.	12,954,199

		23,356,236

Containers & Packaging – 0.7%
185,482	Packaging Corp. of America	13,369,543

Diversified Telecommunication Services – 1.6%
226,117	AT&T, Inc.	7,877,916
417,156	Telefonica SA ADR	6,248,997
327,052	Verizon Communications, Inc.	16,434,363

		30,561,276

Common Stocks – (continued)
Electric Utilities – 1.6%
528,918	FirstEnergy Corp.	$19,749,798
103,671	NextEra Energy, Inc.	10,389,908

		30,139,706

Energy Equipment & Services – 0.3%
223,941	Seadrill Partners LLC	5,632,116

Food & Staples Retailing – 0.4%
93,589	Wal-Mart Stores, Inc.	7,138,033

Food Products – 0.7%
393,205	ConAgra Foods, Inc.	13,506,592

Health Care Providers & Services – 0.4%
105,958	Cardinal Health, Inc.	8,315,584

Hotels, Restaurants & Leisure – 0.4%
108,515	Starwood Hotels & Resorts Worldwide, Inc.	8,318,760

Household Products – 0.7%
145,872	The Procter & Gamble Co.	12,730,249

Industrial Conglomerates – 2.1%
1,580,068	General Electric Co.	40,781,555

Insurance – 3.3%
174,587	Arthur J. Gallagher & Co.	8,327,800
564,614	Direct Line Insurance Group PLC ADR	9,931,560
47,895	Everest Re Group Ltd.	8,173,282
199,779	MetLife, Inc.	10,836,013
145,768	Prudential Financial, Inc.	12,906,299
197,454	Validus Holdings Ltd.	7,854,720
182,372	Zurich Insurance Group AG ADR*	5,514,929

		63,544,603

Media – 0.4%
105,502	Viacom, Inc. Class B	7,667,885

Multi-Utilities – 0.4%
166,595	PG&E Corp.	8,383,060

Oil, Gas & Consumable Fuels – 7.4%
190,627	DCP Midstream Partners LP	10,093,700
173,708	Devon Energy Corp.	10,422,480
218,547	Energy Transfer Partners LP	14,080,983
205,859	Enterprise Products Partners LP	7,596,197
70,412	Exxon Mobil Corp.	6,809,544
111,497	MarkWest Energy Partners LP	7,810,365
111,739	NGL Energy Partners LP	3,839,352
150,044	ONEOK Partners LP	7,667,248
208,957	Plains All American Pipeline LP	11,774,727
285,138	Regency Energy Partners LP	8,554,140
39,533	Rose Rock Midstream LP	2,172,734
117,849	Royal Dutch Shell PLC ADR Class A	8,460,380
112,968	Spectra Energy Partners LP	6,100,272
176,776	Targa Resources Partners LP	10,797,478

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
84,972	Teekay LNG Partners LP	$3,339,400
163,057	The Williams Cos., Inc.	9,051,294
235,681	Total SA ADR	14,114,935

		142,685,229

Pharmaceuticals – 3.8%
156,360	Bristol-Myers Squibb Co.	9,098,588
94,933	Eli Lilly & Co.	6,296,906
197,571	Merck & Co., Inc.	11,447,264
102,874	Novartis AG ADR	9,535,391
1,024,244	Pfizer, Inc.	30,676,108
149,317	Sanofi ADR	6,904,418

		73,958,675

Real Estate Investment Trusts – 1.9%
264,963	Brixmor Property Group, Inc.	6,454,499
759,943	Starwood Property Trust, Inc.	17,144,314
1,387,005	Two Harbors Investment Corp.	14,050,360

		37,649,173

Semiconductors & Semiconductor Equipment – 0.8%
226,106	Altera Corp.	7,771,263
291,644	Maxim Integrated Products, Inc.	8,556,835

		16,328,098

Software – 0.9%
384,619	Microsoft Corp.	18,057,862

Specialty Retail – 1.4%
183,975	L Brands, Inc.	13,268,277
365,092	The Gap, Inc.	13,833,336

		27,101,613

Thrifts & Mortgage Finance – 0.6%
729,495	New York Community Bancorp, Inc.	11,635,445

Tobacco – 0.4%
170,900	Altria Group, Inc.	8,261,306

Wireless Telecommunication Services – 0.5%
297,107	Vodafone Group PLC ADR	9,869,895

TOTAL COMMON STOCKS
(Cost $762,575,802)		$822,017,174

Shares	Rate	Value

Preferred Stocks – 4.6%
Consumer Finance – 1.1%
Capital One Financial Corp.
175,000	6.000%	$4,224,500
Citigroup Capital XIII(a)
145,263	7.875	3,866,901
CoBank ACB(a)(b)
10,000	6.250	1,069,600

Preferred Stocks – (continued)
Consumer Finance – (continued)
GMAC Capital Trust I(a)
154,150	8.125%	$4,120,430
Merrill Lynch Capital Trust I(a)
121,418	6.450	3,084,017
Morgan Stanley(a)
183,597	6.375	4,628,480

		20,993,928

Diversified Telecommunication Services – 0.8%
Intelsat SA
60,000	5.750	3,086,400
Verizon Communications, Inc.
473,800	5.900	12,271,420

		15,357,820

Electric Utilities – 0.6%
Exelon Corp.
80,000	6.500	4,214,400
SCE Trust III(a)
320,000	5.750	8,652,800

		12,867,200

Food Products – 0.5%
Tyson Foods, Inc.
190,700	4.750	9,565,512

Real Estate Investment Trusts – 1.6%
DDR Corp.
110,000	6.250	2,746,700
DuPont Fabros Technology, Inc.
76,935	7.625	1,961,073
Public Storage
332,948	5.750	8,307,053
Taubman Centers, Inc.
302,170	6.500	7,856,420
Ventas Realty LP/Ventas Capital Corp.
120,000	5.450	2,955,600
Vornado Realty Trust
293,076	6.625	7,629,061

		31,455,907

TOTAL PREFERRED STOCKS
(Cost $86,774,162)		$90,240,367

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 44.5%
Aerospace(c) – 0.1%
TransDigm, Inc.
$2,000,000	7.500%	07/15/21	$2,157,500

Airlines(b) – 0.2%
Air Canada
2,884,762	5.375	11/15/22	2,939,717

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Banks – 8.6%
	Banco Santander SA(a)(c)
	$7,200,000	6.375%		05/19/49	$7,146,000
	Bank of America Corp.
	3,000,000	6.110		01/29/37	3,488,779
	2,250,000	7.750		05/14/38	3,116,609
	7,075,000	5.125	(a)(c)	06/17/49	6,880,438
	4,850,000	6.250	(a)(c)	09/25/49	4,837,875
	3,200,000	6.500	(a)(c)	10/23/49	3,276,000
	Barclays Bank PLC(a)(c)
EUR	4,000,000	6.500		09/15/49	4,849,691
GBP	4,500,000	7.000		09/15/49	6,874,713
EUR	1,250,000	4.875		12/15/49	1,522,107
	Citigroup, Inc.(a)(c)
	$9,300,000	5.900		02/15/49	9,253,500
	5,075,000	6.300		05/15/49	5,043,281
	Credit Agricole SA(a)(c)
	775,000	7.875	(b)	01/23/49	798,250
GBP	938,000	5.000		06/20/49	1,513,073
	2,000,000	7.500		06/23/49	3,127,415
	Credit Suisse Group AG(a)(b)(c)
	$14,450,000	7.500		12/11/49	15,389,250
	Deutsche Bank AG(a)(c)
EUR	7,000,000	6.000		04/30/49	8,499,014
	Intesa Sanpaolo SPA(b)
	$4,100,000	5.017		06/26/24	4,002,349
	JPMorgan Chase & Co.(a)(c)
	14,150,000	6.125		04/30/49	14,114,625
	4,000,000	6.100		10/01/49	4,010,000
	KBC Groep NV(a)(c)
EUR	11,200,000	5.625		03/19/49	13,754,576
	Lloyds Banking Group PLC(a)(c)
GBP	4,865,000	7.000		06/27/49	7,745,750
	$10,000,000	7.500		06/27/49	10,375,000
GBP	2,000,000	7.625		06/27/49	3,231,395
	M&T Bank Corp.(a)(c)
	$5,150,000	6.450		02/15/49	5,488,669
	Royal Bank of Scotland Group PLC
	5,000,000	5.125		05/28/24	5,052,449
	SMFG Preferred Capital GBP 2 Ltd.(a)(c)
GBP	1,000,000	10.231		01/25/49	2,323,565
	Stichting AK Rabobank Certificaten
EUR	8,000,000	6.500		12/29/49	10,820,099

					166,534,472

	Building Materials(c) – 0.2%
	HD Supply, Inc.
	$4,000,000	7.500		07/15/20	4,280,000

	Capital Goods – Others(b) – 0.1%
	Sensata Technologies BV
	1,400,000	5.625		11/01/24	1,473,500

	Chemicals – 0.7%
	Ashland, Inc.(c)
	2,000,000	4.750		08/15/22	2,015,000
	4,000,000	6.875		05/15/43	4,350,000

	Corporate Obligations – (continued)
	Chemicals – (continued)
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC(c)
	$2,400,000	8.875%		02/01/18	$2,373,000
	PQ Corp.(b)(c)
	3,000,000	8.750		05/01/18	3,135,000
	Rayonier AM Products, Inc.(b)(c)
	1,350,000	5.500		06/01/24	1,279,125
	WR Grace & Co.(b)
	450,000	5.125		10/01/21	470,250
	300,000	5.625		10/01/24	318,000

					13,940,375

	Consumer Cyclical Services – Business(c) – 1.7%
	Ceridian LLC/Comdata, Inc.(b)
	2,000,000	8.125		11/15/17	2,000,000
	CoreLogic, Inc.
	5,000,000	7.250		06/01/21	5,250,000
	Equinix, Inc.
	6,000,000	5.375		04/01/23	6,187,500
	First Data Corp.(b)
	6,000,000	8.250		01/15/21	6,472,500
	Sabre, Inc.(b)
	1,625,000	8.500		05/15/19	1,746,875
	WEX, Inc.(b)
	11,001,000	4.750		02/01/23	10,437,199

					32,094,074

	Consumer Cyclical Services – Rental Equipment(b)(c) – 0.9%
	Ahern Rentals, Inc.
	5,250,000	9.500		06/15/18	5,643,750
	Algeco Scotsman Global Finance PLC
	3,000,000	8.500		10/15/18	3,118,750
	5,000,000	10.750		10/15/19	4,918,750
	Jurassic Holdings III, Inc.
	2,850,000	6.875		02/15/21	2,878,500

					16,559,750

	Consumer Products – 0.3%
	Avon Products, Inc.
	150,000	5.000		03/15/23	137,950
	Sally Holdings LLC/Sally Capital, Inc.(c)
	900,000	6.875		11/15/19	960,750
	Spectrum Brands, Inc.(c)
	5,000,000	6.625		11/15/22	5,362,500

					6,461,200

	Consumer Products – Industrial(c) – 0.6%
	ADS Waste Holdings, Inc.
	12,000,000	8.250		10/01/20	12,570,000

	Diversified Manufacturing(b)(c) – 0.1%
	AECOM Technology Corp.
	1,050,000	5.750		10/15/22	1,102,075
	1,350,000	5.875		10/15/24	1,425,841

					2,527,916

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Electric(c) – 1.0%
	Enel SpA(a)
	$4,000,000	8.750	%(b)	09/24/73	$4,675,000
GBP	3,500,000	7.750		09/10/75	6,132,767
	1,500,000	6.625		09/15/76	2,495,950
	Puget Sound Energy, Inc.(a)
	$550,000	6.974		06/01/67	573,963
	RJS Power Holdings LLC(b)
	6,000,000	5.125		07/15/19	5,985,000

					19,862,680

	Energy – 2.7%
	California Resources Corp.(b)(c)
	2,800,000	5.000		01/15/20	2,842,000
	Chaparral Energy, Inc.(c)
	6,000,000	8.250		09/01/21	6,030,000
	Halcon Resources Corp.(c)
	3,000,000	9.750		07/15/20	2,520,000
	6,000,000	8.875		05/15/21	4,935,000
	Magnum Hunter Resources Corp.(c)
	2,000,000	9.750		05/15/20	2,000,000
	MEG Energy Corp.(b)(c)
	5,375,000	6.375		01/30/23	5,294,375
	9,000,000	7.000		03/31/24	9,090,000
	Nexen Energy ULC
	5,000	6.400		05/15/37	6,232
	50,000	7.500		07/30/39	69,064
	Oasis Petroleum, Inc.(c)
	3,650,000	6.875		03/15/22	3,814,250
	Peabody Energy Corp.(c)
	1,000,000	4.750		12/15/41	657,000
	Seadrill Ltd.(b)
	10,000,000	6.125		09/15/20	9,200,000
	Transocean, Inc.
	6,014,000	6.800		03/15/38	5,565,672

					52,023,593

	Entertainment(b)(c) – 0.4%
	WMG Acquisition Corp.
	8,500,000	5.625		04/15/22	8,521,250

	Financial Co. – Non Captive(c) – 0.6%
	GE Capital Trust I(a)
	74,000	6.375		11/15/67	79,180
	Harbinger Group, Inc.
	2,000,000	7.875		07/15/19	2,160,000
	Nationstar Mortgage LLC/Nationstar Capital Corp.
	5,000,000	6.500		07/01/21	4,637,500
	Speedy Cash Intermediate Holdings Corp.(b)
	5,000,000	10.750		05/15/18	4,962,500

					11,839,180

	Food & Beverage – 1.7%
	B&G Foods, Inc.(c)
	4,500,000	4.625		06/01/21	4,432,500
	Chiquita Brands International, Inc./Chiquita Brands LLC(c)
	603,000	7.875		02/01/21	661,792

	Corporate Obligations – (continued)
	Food & Beverage – (continued)
	Cott Beverages, Inc.(b)(c)
	$7,575,000	5.375%		07/01/22	$7,499,250
	Post Holdings, Inc.(c)
	6,250,000	6.750	(b)	12/01/21	6,250,000
	6,250,000	7.375		02/15/22	6,406,250
	6,300,000	6.000	(b)	12/15/22	6,063,750
	The WhiteWave Foods Co.
	1,450,000	5.375		10/01/22	1,526,125

					32,839,667

	Gaming – 0.6%
	CyrusOne LP/CyrusOne Finance Corp.(c)
	2,449,000	6.375		11/15/22	2,583,695
	GLP Capital LP/GLP Financing II, Inc.(c)
	4,600,000	5.375		11/01/23	4,841,500
	MGM Resorts International
	3,500,000	7.750		03/15/22	4,046,875

					11,472,070

	Health Care – 3.1%
	Amsurg Corp.(b)(c)
	6,000,000	5.625		07/15/22	6,210,000
	CHS/Community Health Systems, Inc.(c)
	16,000,000	6.875		02/01/22	17,260,000
	Crimson Merger Sub, Inc.(b)(c)
	13,000,000	6.625		05/15/22	12,155,000
	Fresenius Medical Care US Finance II, Inc.(b)
	5,000,000	5.875		01/31/22	5,437,500
	HCA, Inc.
	2,000,000	5.875		03/15/22	2,180,000
	9,000,000	4.750		05/01/23	9,146,250
	MPH Acquisition Holdings LLC(b)(c)
	8,000,000	6.625		04/01/22	8,380,000

					60,768,750

	Health Care – Pharmaceuticals(b)(c) – 0.3%
	Valeant Pharmaceuticals International
	5,000,000	6.750		08/15/21	5,181,250

	Health Care – Services(c) – 0.4%
	Envision Healthcare Corp.(b)
	3,000,000	5.125		07/01/22	3,037,500
	MPT Operating Partnership LP/MPT Finance Corp.
	1,320,000	6.375		02/15/22	1,415,700
	2,355,000	5.500		05/01/24	2,431,538

					6,884,738

	Home Construction(c) – 0.7%
	Brookfield Residential Properties, Inc.(b)
	3,500,000	6.500		12/15/20	3,728,550
	3,000,000	6.125		07/01/22	3,188,400
	MDC Holdings, Inc.
	2,000,000	5.500		01/15/24	1,983,434
	2,000,000	6.000		01/15/43	1,724,588
	William Lyon Homes, Inc.(b)
	3,000,000	7.000		08/15/22	3,097,500

					13,722,472

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Lodging(b)(c) – 0.2%
	MCE Finance Ltd.
	$3,000,000	5.000%		02/15/21	$2,962,500

	Media – Cable(c) – 1.4%
	CCO Holdings LLC/CCO Holdings Capital Corp.
	4,000,000	5.750		09/01/23	4,090,000
	Cequel Communications Holdings I LLC/Cequel Capital Corp.(b)
	8,000,000	5.125		12/15/21	7,830,000
	Numericable Group SA(b)
	6,850,000	6.000		05/15/22	7,021,250
	Virgin Media Secured Finance PLC
	GBP 5,125,000	6.000		04/15/21	8,571,823

					27,513,073

	Media – Non Cable(c) – 2.7%
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.(b)
	$950,000	5.250		02/15/22	980,875
	2,750,000	5.875		03/15/25	2,887,500
	Getty Images, Inc.(b)
	1,242,000	7.000		10/15/20	968,760
	iHeartCommunications, Inc.
	12,000,000	9.000		12/15/19	12,060,000
	Nielsen Finance LLC/Nielsen Finance Co.(b)
	5,500,000	5.000		04/15/22	5,582,500
	Sirius XM Radio, Inc.(b)
	16,000,000	6.000		07/15/24	16,680,000
	Videotron Ltd.(b)
	12,000,000	5.375		06/15/24	12,390,000

					51,549,635

	Packaging – 2.2%
	Ardagh Packaging Finance PLC(b)(c)
	4,000,000	6.250		01/31/19	4,025,000
	2,500,000	9.125		10/15/20	2,700,000
	132,353	7.000		11/15/20	133,842
	10,150,000	6.000		06/30/21	9,997,750
	BWAY Holding Co.(b)(c)
	5,000,000	9.125		08/15/21	5,156,250
	Reynolds Group Issuer, Inc.(c)
	3,500,000	9.875		08/15/19	3,810,625
	8,450,000	8.250		02/15/21	9,073,187
	Sealed Air Corp.(b)
	4,000,000	5.250	(c)	04/01/23	4,120,000
	2,490,000	6.875		07/15/33	2,592,713

					41,609,367

	Pipelines – 0.6%
	Enterprise Products Operating LLC(a)(c)
	100,000	8.375		08/01/66	109,250
	1,000,000	7.000		06/01/67	1,045,000
	Sabine Pass Liquefaction LLC(b)
	4,000,000	6.250		03/15/22	4,300,000
	The Williams Cos., Inc.
	5,000,000	7.500		01/15/31	5,635,654

					11,089,904

	Corporate Obligations – (continued)
	Property/Casualty Insurance – 0.9%
	AIG Life Holdings, Inc.
	$3,500,000	8.500%		07/01/30	$4,602,500
	MetLife, Inc.(c)
	200,000	6.400		12/15/36	224,000
	RL Finance Bonds No. 2 PLC(a)(c)
GBP	3,050,000	6.125		11/30/43	5,090,058
	Scottish Widows PLC
	4,000,000	7.000		06/16/43	7,463,563
	Transatlantic Holdings, Inc.
	$75,000	8.000		11/30/39	105,194

					17,485,315

	Real Estate(c) – 0.1%
	DuPont Fabros Technology LP
	2,000,000	5.875		09/15/21	2,085,000

	Restaurants(b)(c) – 1.0%
	New Red Finance, Inc.
	9,650,000	6.000		04/01/22	9,843,000
	Seminole Hard Rock Entertainment, Inc.
	8,950,000	5.875		05/15/21	8,748,625

					18,591,625

	Retailers – 0.9%
	L Brands, Inc.
	6,000,000	5.625		02/15/22	6,450,000
	Neiman Marcus Group Ltd., Inc.(b)(c)
	7,000,000	8.000		10/15/21	7,463,750
	The Men’s Wearhouse, Inc.(b)(c)
	2,000,000	7.000		07/01/22	2,070,000
	The Neiman Marcus Group, Inc.
	1,500,000	7.125		06/01/28	1,503,750

					17,487,500

	Retailers – Food & Drug(c) – 1.0%
	BI-LO LLC/BI-LO Finance Corp.(b)
	10,200,000	8.625	(d)	09/15/18	9,231,000
	800,000	9.250		02/15/19	796,000
	Ingles Markets, Inc.
	9,000,000	5.750		06/15/23	9,180,000

					19,207,000

	Technology – Software(c) – 0.6%
	BMC Software Finance, Inc.(b)
	5,000,000	8.125		07/15/21	4,787,500
	Infor (US), Inc.
	1,840,000	9.375		04/01/19	2,005,600
	Nuance Communications, Inc.(b)
	5,000,000	5.375		08/15/20	5,025,000

					11,818,100

	Transportation(c) – 0.5%
	Aguila 3 SA
CHF	5,000,000	7.875		01/31/18	5,118,744
	$1,000,000	7.875	(b)	01/31/18	998,750

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Transportation(c) – (continued)
	Florida East Coast Holdings Corp.(b)
	$3,850,000	6.750%	05/01/19	$3,975,125

				10,092,619

	Wireless Telecommunications – 6.7%
	Altice Financing SA(c)
EUR	4,500,000	6.500	01/15/22	5,837,183
	Altice Finco SA(b)(c)
	$2,000,000	8.125	01/15/24	2,095,000
	Crown Castle International Corp.
	9,150,000	5.250	01/15/23	9,367,313
	Digicel Group Ltd.(b)(c)
	3,800,000	8.250	09/30/20	3,978,600
	7,000,000	7.125	04/01/22	7,052,500
	Digicel Ltd.(b)(c)
	950,000	7.000	02/15/20	978,500
	Inmarsat Finance PLC(b)(c)
	2,700,000	4.875	05/15/22	2,706,750
	Intelsat Jackson Holdings SA(c)
	12,000,000	6.625	12/15/22	12,600,000
	Intelsat Luxembourg SA(c)
	6,000,000	7.750	06/01/21	6,270,000
	2,500,000	8.125	06/01/23	2,656,250
	SBA Communications Corp.(b)(c)
	8,000,000	4.875	07/15/22	7,870,000
	Softbank Corp.(b)
	7,000,000	4.500	04/15/20	7,080,500
	Sprint Capital Corp.
	5,500,000	6.875	11/15/28	5,348,750
	Sprint Corp.(b)
	4,425,000	7.250	09/15/21	4,668,375
	16,000,000	7.875	09/15/23	17,200,000
	4,500,000	7.125	06/15/24	4,618,125
	T-Mobile USA, Inc.(c)
	2,000,000	6.250	04/01/21	2,087,500
	8,200,000	6.625	04/01/23	8,651,000
	VimpelCom Holdings BV
	1,000,000	7.504	03/01/22	993,750
	Wind Acquisition Finance SA(b)(c)
	5,700,000	4.750	07/15/20	5,557,500
	10,500,000	7.375	04/23/21	10,263,750
	Ymobile Corp.(b)(c)
	2,405,000	8.250	04/01/18	2,537,275

				130,418,621

	Wirelines Telecommunications – 0.7%
	Frontier Communications Corp.
	7,776,000	8.500	04/15/20	8,961,840
	5,000,000	6.875 (c)	01/15/25	5,056,250

				14,018,090

	TOTAL CORPORATE OBLIGATIONS
	(Cost $869,428,704)			$860,582,503

	Mortgage-Backed Obligations – 0.1%
	Collateralized Mortgage Obligations – 0.1%
	Adjustable Rate Non-Agency(a) – 0.1%
	Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	$175,762	0.455%	08/25/35	$152,407
	Countrywide Alternative Loan Trust Series 2005-38, Class A3
	196,440	0.505	09/25/35	169,394
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	12,636	2.418	11/20/34	12,072
	JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
	174,555	0.415	01/25/36	156,979
	Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
	405,569	0.342	07/25/47	304,242
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
	173,352	2.390	06/25/34	177,723
	Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
	87,840	2.594	08/25/33	88,519

				1,061,336

	Interest Only(e) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
	3,831	5.250	07/25/33	153
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
	45,733	0.000	07/25/33	—
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
	58,539	0.000	08/25/33	—
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
	48,785	0.123	08/25/33	306
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
	9,582	0.320	07/25/33	110

				569

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $929,074)			$1,061,905

	Asset-Backed Securities – 0.0%
	Home Equity(a) – 0.0%
	Countrywide Home Equity Loan Trust Series 2003-D, Class A
	$4,111	0.413%	06/15/29	$4,081
	Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
	74,727	0.433	02/15/34	66,207
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	21,927	7.000	09/25/37	21,735
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	34,449	6.814	09/25/37	34,421

				126,444

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
$43,795	8.330%	04/01/30	$45,018

TOTAL ASSET-BACKED SECURITIES
(Cost $188,316)			$171,462

Senior Term Loans(f) – 3.4%
Aerospace – 0.1%
Transdigm, Inc.
$2,817,830	3.750%	02/28/20	$2,768,969

Consumer Cyclical Services – Business – 0.2%
First Data Corp.
2,825,000	3.653	03/24/17	2,803,106

Electric – 0.1%
Calpine Corp.
2,800,000	4.000	04/01/18	2,786,868

Energy – 0.2%
American Energy Marcellus LLC
850,000	8.500	08/04/21	809,625
Magnum Hunter Resources Corp.
3,325,000	8.500	10/17/19	3,316,688

			4,126,313

Environmental – 0.1%
EnergySolutions LLC
1,845,375	6.750	05/29/20	1,852,295

Food & Beverage – 0.4%
Diamond Foods, Inc.
2,817,902	4.250	08/20/18	2,789,723
Performance Food Group, Inc.
4,314,078	6.250	11/14/19	4,295,226

			7,084,949

Health Care – 0.1%
CHS/Community Health Systems, Inc.
1,845,352	4.250	01/27/21	1,845,924

Health Care – Services – 0.4%
Envision Healthcare Corp.
2,800,000	4.000	05/25/18	2,778,300
Sedgwick, Inc.
3,850,000	6.750	02/28/22	3,734,500
U.S. Renal Care, Inc.
191,000	10.250	01/03/20	191,478

			6,704,278

Home Construction – 0.1%
William Lyon Homes, Inc.
1,153,846	7.250	08/12/22	1,153,846

Media – Broadcasting & Radio – 0.2%
Getty Images, Inc.
4,306,171	4.750	10/18/19	4,061,279

Senior Term Loans(f) – (continued)
Media – Cable – 0.1%
Charter Communications Operating LLC
$2,750,000	4.250%	09/12/21	$2,767,188

Media – Non Cable – 0.2%
Affinion Group, Inc.
1,950,000	8.500	10/12/18	1,816,210
Checkout Holding Corp.
2,842,875	4.500	04/09/21	2,766,487

			4,582,697

Restaurants – 0.2%
1011778 B.C. Unlimited
4,450,000	4.500	10/27/21	4,445,461

Retailers – 0.3%
Burlington Coat Factory Warehouse Corp.
2,817,938	4.250	07/17/21	2,798,212
True Religion Apparel, Inc.
4,208,625	5.875	07/30/19	3,850,892

			6,649,104

Retailers – Food & Drug – 0.1%
Rite Aid Corp.
1,750,000	4.875	06/21/21	1,745,625

Technology – Software/Services – 0.4%
Avago Technologies Cayman Ltd.
4,675,000	3.750	05/06/21	4,658,076
BMC Software, Inc.
1,915,556	5.000	09/10/20	1,893,412
Micro Focus International PLC
1,150,000	4.500	10/07/19	1,109,175

			7,660,663

Wirelines Telecommunications – 0.2%
Level 3 Financing, Inc.
2,825,000	4.000	08/01/19	2,806,157

TOTAL SENIOR TERM LOANS
(Cost $66,142,426)			$65,844,722

Shares	Description	Value
Investment Company(g) – 0.1%
414,924	Goldman Sachs High Yield Fund – Institutional Shares
(Cost $3,044,609)		$2,941,809

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 4.4%
Repurchase Agreement – 4.4%
Joint Repurchase Agreement Account II
$84,700,000	0.116%	11/03/14	$84,700,000
(Cost $84,700,000)

TOTAL INVESTMENTS – 99.6%
(Cost $1,873,783,093)			$1,927,559,942

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			6,951,982

NET ASSETS – 100.0%			$1,934,511,924

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at October 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $411,292,671, which represents approximately 21.3% of net assets as of October 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at October 31, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(g)	Represents an affiliated issuer.
(h)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on pages 34-35.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
SPA	—Stand-by Purchase Agreement
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
BNP Paribas S.A.	USD/CHF	11/06/14	$1,038,380	$10,424
Citibank NA (London)	USD/GBP	11/28/14	54,271,656	426,429
Credit Suisse International	USD/CHF	11/06/14	4,368,412	124,719
JPMorgan Securities, Inc.	USD/EUR	12/09/14	48,719,892	684,930
TOTAL				$1,246,502

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	121	December 2014	$18,974,313	$(287,152)
2 Year U.S. Treasury Notes	317	December 2014	69,601,312	146,261
5 Year U.S. Treasury Notes	1,323	December 2014	158,005,477	(1,497,620)
10 Year U.S. Treasury Notes	(2,497)	December 2014	(315,519,359)	(2,851,157)
20 Year U.S. Treasury Bonds	(955)	December 2014	(134,744,531)	(1,240,100)
TOTAL				$(5,729,768)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value
Common Stocks – 95.6%
Aerospace & Defense – 0.0%
5,600	United Technologies Corp.	$599,200

Beverages – 2.5%
956,380	PepsiCo., Inc.	91,975,065

Capital Markets – 4.6%
1,389,700	Franklin Resources, Inc.	77,281,217
1,101,135	T. Rowe Price Group, Inc.	90,392,172

		167,673,389

Chemicals – 11.4%
826,700	Ecolab, Inc.	91,953,841
811,800	Monsanto Co.	93,389,472
380,600	Praxair, Inc.	47,951,794
412,000	The Sherwin-Williams Co.	94,578,720
1,044,208	The Valspar Corp.	85,792,129

		413,665,956

Communications Equipment – 4.0%
870,300	Harris Corp.	60,572,880
1,093,100	QUALCOMM, Inc.	85,819,281

		146,392,161

Food & Staples Retailing – 1.7%
741,000	CVS Health Corp.	63,585,210

Food Products – 3.7%
1,236,600	Hormel Foods Corp.	66,665,106
494,200	McCormick & Co., Inc.	34,949,824
449,575	Nestle SA ADR	32,967,335

		134,582,265

Health Care Providers & Services – 2.6%
1,213,200	Cardinal Health, Inc.	95,211,936

Household Products – 2.4%
1,204,600	Church & Dwight Co., Inc.	87,225,086

Industrial Conglomerates – 2.8%
633,900	Roper Industries, Inc.	100,346,370

Insurance – 2.0%
1,370,500	HCC Insurance Holdings, Inc.	71,526,395

IT Services – 1.9%
799,500	Automatic Data Processing, Inc.	65,383,110
31,200	International Business Machines Corp.	5,129,280

		70,512,390

Leisure Equipment & Products – 2.5%
608,100	Polaris Industries, Inc.	91,737,966

Machinery – 2.5%
721,600	Parker Hannifin Corp.	91,664,848

Oil, Gas & Consumable Fuels – 20.8%
675,828	Access Midstream Partners LP	42,097,326
963,687	Enable Midstream Partners LP	23,282,678

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
950,300	Energy Transfer Equity LP	$55,459,508
1,466,100	Enterprise Products Partners LP	54,099,090
958,600	EOG Resources, Inc.	91,114,930
523,316	EQT Midstream Partners LP	46,355,331
816,440	Genesis Energy LP	39,172,791
788,100	Magellan Midstream Partners LP	64,521,747
672,500	MarkWest Energy Partners LP	47,108,625
774,000	NGL Energy Partners LP	26,594,640
280,000	ONEOK Partners LP	14,308,000
919,800	Plains All American Pipeline LP	51,830,730
2,064,605	Suncor Energy, Inc.	73,376,062
1,042,700	Sunoco Logistics Partners LP	49,768,071
210,900	Tesoro Logistics LP	11,873,670
635,370	Western Gas Partners LP	44,412,363
417,900	Williams Partners LP	21,542,745

		756,918,307

Pharmaceuticals – 7.8%
1,867,100	Novo Nordisk A/S ADR	84,355,578
646,700	Perrigo Co. PLC	104,409,715
2,590,658	Roche Holding AG ADR	95,362,121

		284,127,414

Road & Rail – 2.8%
1,421,800	Canadian National Railway Co.	100,350,644

Semiconductors & Semiconductor Equipment – 2.4%
2,524,336	Intel Corp.	85,852,667

Software – 1.7%
266,500	CDK Global, Inc.*	8,954,400
412,320	FactSet Research Systems, Inc.	54,195,341

		63,149,741

Specialty Retail – 7.7%
1,708,100	Lowe’s Cos., Inc.	97,703,320
967,000	Tiffany & Co.	92,948,040
1,393,281	TJX Cos., Inc.	88,222,553

		278,873,913

Textiles, Apparel & Luxury Goods – 5.7%
1,094,500	NIKE, Inc. Class B	101,755,665
1,566,380	VF Corp.	106,012,598

		207,768,263

Trading Companies & Distributors – 2.1%
314,675	W.W. Grainger, Inc.	77,661,790

TOTAL COMMON STOCKS
(Cost $2,692,512,400)		$3,481,400,976

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(a) – 4.5%
Repurchase Agreement – 4.5%
Joint Repurchase Agreement Account II
$164,500,000	0.116%	11/03/14	$164,500,000
(Cost $164,500,000)

TOTAL INVESTMENTS – 100.1%
(Cost $2,857,012,400)			$3,645,900,976

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(4,470,521)

NET ASSETS – 100.0%			$3,641,430,455

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on pages 34-35.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments

October 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 3, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Income Builder	$84,700,000	$84,700,817	$86,764,861
Rising Dividend Growth	164,500,000	164,501,587	168,510,268

REPURCHASE AGREEMENTS — At October 31, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Income Builder	Rising Dividend Growth
BNP Paribas Securities Co.	0.130%	$12,982,335	$25,213,626
Citigroup Global Markets, Inc.	0.120	9,736,751	18,910,220
Merrill Lynch & Co., Inc.	0.120	11,674,365	22,673,353
TD Securities (USA) LLC	0.120	25,964,671	50,427,252
Wells Fargo Securities LLC	0.100	24,341,878	47,275,549
TOTAL		$84,700,000	$164,500,000

At October 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.180 to 5.625%	03/12/15 to 04/17/36
Federal Home Loan Banks	0.120 to 5.750	11/14/14 to 06/12/26
Federal Home Loan Bank Discount Notes	0.000	01/02/15 to 07/31/15
Federal Home Loan Mortgage Corp.	0.000 to 8.250	11/26/14 to 10/01/44
Federal Home Loan Mortgage Corp. Coupon-Only Stripped Securities	0.000	01/15/15 to 07/15/32
Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	03/15/31 to 07/15/32
Federal National Mortgage Association	0.000 to 7.250	01/28/15 to 10/01/44
Federal National Mortgage Association Interest-Only Stripped Securities	0.000	01/15/16 to 08/06/37
Federal National Mortgage Association Principal-Only Stripped Securities	0.000	05/29/26 to 07/15/37
Government National Mortgage Association	3.000 to 4.000	05/20/42 to 10/20/44
Tennessee Valley Authority	1.750 to 6.750	12/15/16 to 01/15/48
Tennessee Valley Authority Principal-Only Stripped Securities	0.000	05/01/17 to 03/15/39
U.S. Treasury Notes	1.500 to 2.250	07/31/16 to 03/31/21

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2014

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,870,738,484 and $2,857,012,400)	$1,924,618,133	$3,645,900,976
Investments of affiliated issuers, at value (cost $3,044,609 and $0)	2,941,809	—
Cash	133,707	93,344
Receivables:
Fund shares sold	16,008,793	17,953,610
Dividends and interest	15,796,313	5,037,035
Investments sold	5,838,201	—
Collateral on certain derivative contracts	4,376,086	—
Unrealized gain on forward foreign currency exchange contracts	1,246,502	—
Variation margin on certain derivative contracts	805,994	—
Investments sold on an extended-settlement basis	480,000	—
Reimbursement from investment adviser	165,580	57,902
Foreign tax reclaims	90,984	916,001
Other assets	5,880	17,939
Total assets	1,972,507,982	3,669,976,807

Liabilities:
Payables:
Investments purchased on an extended — settlement basis	21,140,420	—
Investments purchased	12,230,275	21,109,805
Fund shares redeemed	2,840,398	4,091,995
Management fees	805,026	1,995,883
Distribution and Service fees and Transfer Agent fees	790,457	1,102,327
Accrued expenses and other liabilities	189,482	246,342
Total liabilities	37,996,058	28,546,352

Net Assets:
Paid-in capital	1,890,251,168	2,860,107,161
Distributions in excess of net investment income	(1,386,414)	(6,795,994)
Accumulated net realized gain (loss)	(3,596,610)	(769,288)
Net unrealized gain	49,243,780	788,888,576
NET ASSETS	$1,934,511,924	$3,641,430,455
Net Assets:
Class A	$660,692,182	$1,063,292,281
Class B	3,551,896	—
Class C	530,983,100	632,859,346
Institutional	644,757,018	1,509,224,227
Class IR	94,527,728	428,787,020
Class R	—	7,267,581
Total Net Assets	$1,934,511,924	$3,641,430,455
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	28,943,554	50,032,714
Class B	156,771	—
Class C	23,593,130	29,559,494
Institutional	27,730,098	69,567,283
Class IR	4,074,731	19,778,551
Class R	—	342,806
Net asset value, offering and redemption price per share:(a)
Class A	$22.83	$21.25
Class B	22.66	—
Class C	22.51	21.41
Institutional	23.25	21.69
Class IR	23.20	21.68
Class R	—	21.20

(a)	Maximum public offering price per share for Class A shares of the Income Builder and the Rising Dividend Growth Funds is $24.16 and $22.49, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2014

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $321,800 and $929,565)	$25,487,186	$37,863,805
Dividends — affiliated issuers	169,527	—
Interest	40,435,928	67,742
Total investment income	66,092,641	37,931,547

Expenses:
Management fees	8,630,805	20,641,812
Distribution and Service fees(a)	4,821,830	7,592,392
Transfer Agent fees(a)	1,936,622	3,955,734
Custody, accounting and administrative services	223,514	198,265
Registration fees	196,185	162,540
Printing and mailing costs	177,470	347,098
Professional fees	96,914	122,147
Trustee fees	26,527	31,677
Shareholder meeting expense	18,198	84,492
Other	21,864	94,466
Total expenses	16,149,929	33,230,623
Less — expense reductions	(2,372,239)	(537,467)
Net expenses	13,777,690	32,693,156
NET INVESTMENT INCOME	52,314,951	5,238,391

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	97,239	—
Net realized gain (loss) from:
Investments — unaffiliated issuers	23,389,053	14,702,125
Futures contracts	(26,870,128)	—
Swap contracts	24,359	—
Forward foreign currency exchange contracts	7,268,933	—
Foreign currency transactions	(2,123,963)	(5,213)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	26,282,092	419,560,218
Investments — affiliated issuers	(112,848)	—
Futures contracts	(5,256,479)	—
Swap contracts	(17,913)	—
Forward foreign currency exchange contracts	1,160,213	—
Foreign currency translation	(52,028)	—
Net realized and unrealized gain	23,788,530	434,257,130
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,103,481	$439,495,521

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Class IR	Class R
Income Builder	$1,261,922	$42,118	$3,517,790	$—	$959,061	$8,003	$668,380	$175,554	$125,624	$—
Rising Dividend Growth	2,468,742	—	5,095,062	28,588	1,876,244	—	968,062	460,531	640,034	10,863

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income	$52,314,951	$8,765,397
Net realized gain	1,785,493	8,649,292
Net change in unrealized gain	22,003,037	18,809,728
Net increase in net assets resulting from operations	76,103,481	36,224,417

Distributions to shareholders:
From net investment income
Class A Shares	(21,980,781)	(5,386,133)
Class B Shares	(143,101)	(173,759)
Class C Shares	(13,094,143)	(1,715,911)
Institutional Shares	(20,848,000)	(2,603,684)
Class IR Shares	(3,010,126)	(348,795)
From net realized gains
Class A Shares	(3,114,648)	(2,637,969)
Class B Shares	(45,932)	(167,366)
Class C Shares	(1,878,189)	(586,841)
Institutional Shares	(2,050,389)	(487,343)
Class IR Shares	(375,740)	(47,368)
Total distributions to shareholders	(66,541,049)	(14,155,169)

From share transactions:
Proceeds from sales of shares	1,543,078,911	563,499,563
Reinvestment of distributions	57,973,282	12,342,444
Cost of shares redeemed	(330,419,152)	(78,493,813)
Net increase in net assets resulting from share transactions	1,270,633,041	497,348,194
TOTAL INCREASE	1,280,195,473	519,417,442

Net assets:
Beginning of year	654,316,451	134,899,009
End of year	$1,934,511,924	$654,316,451
Undistributed (distributions in excess of) net investment income	$(1,386,414)	$89,384

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income (loss)	$5,238,391	$(1,709,791)
Net realized gain (loss)	14,696,912	(5,025,601)
Net change in unrealized gain	419,560,218	319,757,880
Net increase in net assets resulting from operations	439,495,521	313,022,488

Distributions to shareholders:
From net investment income
Class A Shares	(3,888,588)	(1,091,632)
Class C Shares	(275,282)	(119,284)
Institutional Shares	(6,566,137)	(1,607,247)
Class IR Shares	(1,694,017)	(342,163)
Class R Shares	(16,548)	(3,776)
Return of Capital
Class A Shares	(4,263,453)	(3,951,552)
Class C Shares	(301,820)	(431,793)
Institutional Shares	(7,199,124	(5,818,006)
Class IR Shares	(1,857,322)	(1,238,583)
Class R Shares	(18,143)	(13,668)
Total distributions to shareholders	(26,080,434)	(14,617,704)

From share transactions:
Proceeds from sales of shares	1,513,677,768	1,880,312,307
Reinvestment of distributions	22,295,911	12,790,523
Cost of shares redeemed	(732,239,627)	(347,379,569)
Net increase in net assets resulting from share transactions	803,734,052	1,545,723,261
TOTAL INCREASE	1,217,149,139	1,844,128,045

Net assets:
Beginning of year	2,424,281,316	580,153,271
End of year	$3,641,430,455	$2,424,281,316
Distributions in excess of net investment income (loss)	$(6,795,994)	$(5,060,929)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$22.47	$0.89		$0.64	$1.53	$(0.96)	$(0.21)	$(1.17)
2014 - B	22.30	0.74		0.62	1.36	(0.79)	(0.21)	(1.00)
2014 - C	22.17	0.70		0.65	1.35	(0.80)	(0.21)	(1.01)
2014 - Institutional	22.86	1.01		0.64	1.65	(1.05)	(0.21)	(1.26)
2014 - IR	22.81	0.96		0.66	1.62	(1.02)	(0.21)	(1.23)
2013 - A	20.99	0.75		2.21	2.96	(0.88)	(0.60)	(1.48)
2013 - B	20.84	0.61		2.17	2.78	(0.72)	(0.60)	(1.32)
2013 - C	20.74	0.57		2.19	2.76	(0.73)	(0.60)	(1.33)
2013 - Institutional	21.33	0.83		2.27	3.10	(0.97)	(0.60)	(1.57)
2013 - IR	21.29	0.79		2.27	3.06	(0.94)	(0.60)	(1.54)
2012 - A	19.01	0.55		1.95	2.50	(0.52)	—	(0.52)
2012 - B	18.87	0.39		1.94	2.33	(0.36)	—	(0.36)
2012 - C	18.79	0.42		1.90	2.32	(0.37)	—	(0.37)
2012 - Institutional	19.31	0.66		1.97	2.63	(0.61)	—	(0.61)
2012 - IR	19.28	0.57		2.02	2.59	(0.58)	—	(0.58)
2011 - A	18.21	0.42	(e)	0.83	1.25	(0.45)	—	(0.45)
2011 - B	18.07	0.28	(e)	0.83	1.11	(0.31)	—	(0.31)
2011 - C	18.01	0.26	(e)	0.84	1.10	(0.32)	—	(0.32)
2011 - Institutional	18.50	0.47	(e)	0.87	1.34	(0.53)	—	(0.53)
2011 - IR	18.48	0.40	(e)	0.90	1.30	(0.50)	—	(0.50)
2010 - A	16.32	0.48	(f)	1.97	2.45	(0.56)	—	(0.56)
2010 - B	16.19	0.35	(f)	1.96	2.31	(0.43)	—	(0.43)
2010 - C	16.14	0.34	(f)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(f)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR (Commenced August 31, 2010)	17.28	0.06	(f)	1.28	1.34	(0.14)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.40% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.28% of average net assets.
(g)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$22.83	6.96%	$660,692	0.95%		1.13%		3.89%		52%
22.66	6.20	3,552	1.70		1.88		3.28		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.30	13.94	4,873	1.73		2.03		2.85		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53
20.99	13.26	95,116	1.05		1.44		2.73		369
20.84	12.38	5,843	1.80		2.19		1.97		369
20.74	12.39	18,699	1.80		2.21		2.09		369
21.33	13.74	13,601	0.65		1.06		3.21		369
21.29	13.55	1,639	0.80		1.19		2.77		369
19.01	6.95	94,819	1.05		1.38		2.20	(e)	357
18.87	6.16	6,332	1.80		2.13		1.47	(e)	357
18.79	6.13	9,297	1.80		2.13		1.38	(e)	357
19.31	7.33	6,610	0.65		0.98		2.44	(e)	357
19.28	7.09	177	0.80		1.13		2.06	(e)	357
18.21	15.29	108,710	1.05		1.40		2.75	(f)	238
18.07	14.46	7,991	1.80		2.15		2.03	(f)	238
18.01	14.48	7,665	1.80		2.15		1.99	(f)	238
18.50	15.76	2,919	0.65		1.00		3.14	(f)	238
18.48	7.77	1	0.80	(g)	1.15	(g)	2.10	(g)(f)	238

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	In excess of net Investment income	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$18.50	$0.03	(c)	$2.88	$2.91	$(0.07)	$(0.09)	$—	$(0.16)
2014 - C	18.65	(0.13	)(c)	2.92	2.79	(0.02)	(0.01)	—	(0.03)
2014 - Institutional	18.88	0.11	(c)	2.94	3.05	(0.11)	(0.13)	—	(0.24)
2014 - IR	18.87	0.07	(c)	2.95	3.02	(0.10)	(0.11)	—	(0.21)
2014 - R	18.46	(0.03	)(c)	2.89	2.86	(0.06)	(0.06)	—	(0.12)
2013 - A	15.16	(0.03	)(c)	3.54	3.51	(0.04)	(0.13)	—	(0.17)
2013 - C	15.30	(0.17	)(c)	3.58	3.41	(0.02)	(0.04)	—	(0.06)
2013 - Institutional	15.46	0.04	(c)	3.61	3.65	(0.06)	(0.17)	—	(0.23)
2013 - IR	15.46	—	(c)(d)	3.61	3.61	(0.04)	(0.16)	—	(0.20)
2013 - R	15.15	(0.11	)(c)	3.57	3.46	(0.02)	(0.13)	—	(0.15)

FOR THE PERIOD OCTOBER 1, 2012 TO OCTOBER 31,*
2012 - A	15.35	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—
2012 - C	15.50	(0.02	)(c)	(0.18)	(0.20)	—	—	—	—
2012 - Institutional	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—
2012 - IR	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—
2012 - R	15.34	(0.02	)(c)	(0.17)	(0.19)	—	—	—	—

FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2012 - A	12.82	0.05	(c)	2.66	2.71	(0.16)	(0.02)	—	(0.18)
2012 - C	12.97	(0.07	)(c)	2.71	2.64	(0.09)	(0.02)	—	(0.11)
2012 - Institutional	13.06	0.11	(c)	2.71	2.82	(0.21)	(0.02)	—	(0.23)
2012 - IR (Commenced February 27, 2012)	15.25	(0.01	)(c)	0.57	0.56	(0.14)	(0.02)	—	(0.16)
2012 - R (Commenced February 27, 2012)	14.96	(0.07	)(c)	0.57	0.50	(0.10)	(0.02)	—	(0.12)
2011 - A	12.94	0.02	(c)	0.12	0.14	(0.03)	(0.15)	(0.08)	(0.26)
2011 - C	13.08	(0.07	)(c)	0.15	0.08	(0.02)	(0.11)	(0.06)	(0.19)
2011 - Institutional	13.16	0.07	(c)	0.14	0.21	(0.03)	(0.18)	(0.10)	(0.31)
2010 - A	11.07	0.01		2.05	2.06	(0.01)	—	(0.18)	(0.19)
2010 - C	11.14	(0.07)		2.12	2.05	— (d)	—	(0.11)	(0.11)
2010 - Institutional	11.25	0.10		2.05	2.15	(0.01)	—	(0.23)	(0.24)

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s predecessor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to Reorganization.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of year	Total return(a)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(b)

$21.25	15.81%	$1,063,292	1.15%		1.16%		0.13%		12%
21.41	14.93	632,859	1.90		1.91		(0.63)		12
21.69	16.26	1,509,224	0.75		0.76		0.52		12
21.68	16.10	428,787	0.90		0.91		0.37		12
21.20	15.53	7,268	1.40		1.41		(0.14)		12
18.50	23.27	858,185	1.18		1.21		(0.18)		13
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13

15.16	(1.24)	252,945	1.20	(e)	1.32	(e)	(0.69	)(e)	2
15.30	(1.29)	61,464	1.94	(e)	2.06	(e)	(1.39	)(e)	2
15.46	(1.21)	220,145	0.80	(e)	0.93	(e)	(0.31	)(e)	2
15.46	(1.21)	45,472	0.95	(e)	1.07	(e)	(0.40	)(e)	2
15.15	(1.24)	127	1.45	(e)	1.57	(e)	(0.99	)(e)	2

15.35	21.15	230,319	1.31	(f)	1.49	(f)	0.35	(f)	18
15.50	20.38	51,158	2.04	(f)	2.16	(f)	(0.45	)(f)	18
15.65	21.64	195,794	0.93	(f)	1.10	(f)	0.74	(f)	18
15.65	3.70	36,122	0.95	(e)	1.14	(e)	0.50	(e)	18
15.34	3.36	127	1.42	(e)	1.60	(e)	(0.17	)(e)	18
12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52
12.94	18.69	46,003	1.65		1.86		0.01		25
13.08	18.50	4,456	2.25		2.46		(0.59)		25
13.16	19.21	18,092	1.25		1.46		0.41		25

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified
Income Builder	A, B, C, Institutional and IR	Diversified
Rising Dividend Growth	A, C, Institutional, IR and R	Non-Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with CDSC of 1.00% which is imposed on redemptions made within 12 months of purchase.

At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund converted to Class A Shares of the Fund, including Class B Shares that are scheduled to convert on a later date. No CDSCs will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date were no longer subjected to a CDSC.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub-Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with pay down provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carry forwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy; otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2014:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Australia and Oceania	$10,203,559	$—	$—
Europe	101,674,363	—	—
North America	710,139,252	—	—
Preferred Stocks(a)
Europe	—	3,086,400	—
North America	41,021,419	46,132,548	—
Fixed Income
Corporate Obligations	—	860,582,503	—
Mortgage-Backed Obligations	—	1,061,905	—
Asset-Backed Securities	—	171,462	—
Senior Term Loans	—	61,182,711	4,662,011
Investment Company	2,941,809	—	—
Short-term Investments	—	84,700,000	—
Total	$865,980,402	$1,056,917,529	$4,662,011

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,246,502	$—
Futures Contracts	146,261	—	—
Total	$146,261	$1,246,502	$—
Liabilities(b)
Futures Contracts	$(5,876,029)	$—	$—

RISING DIVIDED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Europe	$317,094,749	$—	$—
North America	3,164,306,227	—	—
Short-term Investments	—	164,500,000	—
Total	$3,481,400,976	$164,500,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$146,261	(a)	Variation margin on certain derivative contracts	$(5,876,029)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,246,502		—	—
Total		$1,392,763			$(5,876,029)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(26,870,128)	$(5,256,479)	4,716
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	24,359	(17,913)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	7,268,933	1,160,213	5
Total		$(19,576,836)	$(4,114,179)	4,725

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA

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Notes to Financial Statements (continued)

October 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.63%	0.51	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.69	0.69

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Income Builder	$548,790	$132
Rising Dividend Growth	503,242	410

*	Goldman Sachs did not retain any Contingent Deferred Sales Charges for Class B shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth are 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$1,665,409	$706,830	$2,372,239
Rising Dividend Growth	—	537,467	537,467

F.  Line of Credit Facility — As of October 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2014, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2014, Goldman Sachs earned $100,866, in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The Income Builder Fund invests primarily in the Institutional Shares of the Goldman Sachs High Yield Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended October 31, 2014:

Underlying Fund	Market Value 10/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net change in Unrealized Gain (Loss)	Market Value 10/31/14	Dividend Income	Capital Gains Distributions
High Yield Fund	$2,787,890	$266,767	$—	$—	$(112,848)	$2,941,809	$169,527	$97,239

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Income Builder*	$1,854,800,359	$685,739,090
Rising Dividend Growth	1,074,034,941	337,434,604

*	Included in these amounts are the cost of purchase and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $20, 717,050 and $20,722,466.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$63,762,435	$12,440,572
Net long-term capital gains	2,778,614	—
Total taxable distributions	$66,541,049	$12,440,572
Tax return of capital	$—	$13,639,862

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$10,223,731	$3,164,102
Net long-term capital gains	3,931,438	—
Total taxable distributions	$14,155,169	$3,164,102
Tax return of capital	$—	$11,453,602

As of October 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income — net	$—	$—
Undistributed long-term capital gains	—	—
Total undistributed earnings	$—	$—
Capital loss carryovers:(1)
Perpetual Long-Term	$(8,552,696)	$—
Total capital loss carryovers	$(8,552,696)	$—
Unrealized gains (losses) — net	$52,813,452	$781,323,294
Total accumulated gains (losses) — net	$44,260,756	$781,323,294

(1)	The Rising Dividend Growth Fund utilized $9,883,291 of capital losses in the current fiscal year.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

7. TAX INFORMATION (continued)

As of October 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$1,874,696,687	$2,864,577,682
Gross unrealized gain	93,223,659	798,209,366
Gross unrealized loss	(40,360,404)	(16,886,072)
Net unrealized gain (loss)	$52,863,255	$781,323,294
Net unrealized gain (loss) on other investments	(49,803)	—
Net unrealized gain	$52,813,452	$781,323,294

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, net mark to market gains/(losses) on regulated futures contracts differences in tax treatment of partnerships and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations, taxable overdistributions and the differences in tax treatment of foreign currency transactions and partnership investments.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Income Builder	$(4,806)	$(5,280,596)	$5,285,402
Rising Dividend Growth	$(5,321,671)	$(145,445)	$5,467,116

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. OTHER RISKS (continued)

other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Rising Dividend Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

With the exception of the conversion of Class B Shares as discussed in Footnote 1, subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22,321,558	$511,023,835	9,145,682	$200,173,382
Reinvestment of distributions	1,049,575	24,006,917	365,954	7,757,576
Shares converted from Class B(a)	5,090	116,880	6,144	131,152
Shares redeemed	(6,868,378)	(157,956,222)	(1,613,618)	(34,734,689)
	16,507,845	377,191,410	7,904,162	173,327,421
Class B Shares
Shares sold	18,304	415,083	41,548	891,611
Reinvestment of distributions	7,708	174,134	14,765	306,758
Shares converted to Class A(a)	(5,129)	(116,880)	(6,190)	(131,152)
Shares redeemed	(82,626)	(1,877,334)	(111,931)	(2,373,925)
	(61,743)	(1,404,997)	(61,808)	(1,306,708)
Class C Shares
Shares sold	18,054,640	407,525,753	6,385,622	138,022,253
Reinvestment of distributions	544,640	12,293,458	87,209	1,837,077
Shares redeemed	(2,031,071)	(45,926,258)	(349,303)	(7,515,254)
	16,568,209	373,892,953	6,123,528	132,344,076
Institutional Shares
Shares sold	23,847,176	553,847,021	8,650,548	192,464,583
Reinvestment of distributions	776,496	18,113,808	93,304	2,044,871
Shares redeemed	(4,786,339)	(111,165,806)	(1,488,721)	(32,942,424)
	19,837,333	460,795,023	7,255,131	161,567,030
Class IR Shares
Shares sold	3,023,401	70,267,219	1,432,780	31,947,734
Reinvestment of distributions	145,615	3,384,965	18,013	396,162
Shares redeemed	(579,798)	(13,493,532)	(42,264)	(927,521)
	2,589,218	60,158,652	1,408,529	31,416,375
NET INCREASE	55,440,862	$1,270,633,041	22,629,542	$497,348,194

(a)	At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares of each Fund have converted to Class A Shares of the Fund, including Class B Shares that were scheduled to convert on a later date. No CDSCs were assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date were not subject to a CDSC.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,391,655	$383,988,828	35,958,719	$602,201,940
Reinvestment of distributions	392,156	7,820,331	291,297	4,865,379
Shares redeemed	(16,133,754)	(324,235,612)	(6,551,322)	(110,481,374)
	3,650,057	67,573,547	29,698,694	496,585,945
Class C Shares
Shares sold	11,903,706	237,907,874	17,467,887	296,275,276
Reinvestment of distributions	24,435	488,979	29,463	487,950
Shares redeemed	(2,990,460)	(59,935,985)	(893,295)	(15,435,698)
	8,937,681	178,460,868	16,604,055	281,327,528
Institutional Shares
Shares sold	34,193,795	699,168,791	45,664,012	775,016,099
Reinvestment of distributions	510,633	10,435,647	342,547	5,856,241
Shares redeemed	(13,804,237)	(277,998,804)	(11,577,191)	(201,172,147)
	20,900,191	431,605,634	34,429,368	579,700,193
Class IR Shares
Shares sold	9,327,335	188,940,903	11,777,919	202,294,515
Reinvestment of distributions	173,500	3,544,257	91,641	1,577,502
Shares redeemed	(3,420,847)	(68,745,976)	(1,113,028)	(19,385,601)
	6,079,988	123,739,184	10,756,532	184,486,416
Class R Shares
Shares sold	184,966	3,671,372	267,266	4,524,477
Reinvestment of distributions	335	6,697	208	3,451
Shares redeemed	(66,798)	(1,323,250)	(51,579)	(904,749)
	118,503	2,354,819	215,895	3,623,179
NET INCREASE	39,686,420	$803,734,052	91,704,544	$1,545,723,261

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Dividend Focus Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund, (collectively the “Dividend Focus Funds”), portfolios of Goldman Sachs Trust, at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014, by correspondence with the transfer agent, custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights of the Rising Dividend Growth Fund (“the Predecessor Fund”) for the periods ended September 30, 2011 and prior were audited by another independent registered public accounting firm whose report dated November 28, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*
Class A
Actual	$1,000.00	$1,011.90		$4.82	$1,000.00	$1,079.00		$5.97
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,019.46	+	5.80
Class B
Actual	1,000.00	1,008.10		8.60	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	N/A	N/A		N/A
Class C
Actual	1,000.00	1,008.40		8.61	1,000.00	1,075.20		9.89
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	1,000.00	1,015.68	+	9.60
Institutional
Actual	1,000.00	1,014.10		2.79	1,000.00	1,081.00		3.88
Hypothetical 5% return	1,000.00	1,022.43	+	2.80	1,000.00	1,021.47	+	3.77
Class IR
Actual	1,000.00	1,013.40		3.55	1,000.00	1,080.80		4.67
Hypothetical 5% return	1,000.00	1,021.68	+	3.57	1,000.00	1,020.72	+	4.53
Class R
Actual	N/A	N/A		N/A	1,000.00	1,078.00		7.28
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.20	+	7.07

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Class IR	Class R
Income Builder	0.95%	1.70%	1.70%	0.55%	0.70%	N/A
Rising Dividend Growth	1.14	N/A	1.89	0.74	0.89	1.39%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (the “Sub-Adviser”) on behalf of the Rising Dividend Growth Fund.

The Agreements were most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Income Builder Fund) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their service providers that are not affiliated with Goldman Sachs (including the Rising Dividend Growth Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates (including, with respect to the Rising Dividend Growth Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Income Builder Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2014. The Trustees recalled that the Income Builder Fund had been repositioned from the Goldman Sachs Balanced Fund in 2012. They also noted changes to the Income Builder Fund’s investment strategy in February 2014 that revised the Fund’s baseline allocation to equity and fixed income securities. With respect to the Rising Dividend Growth Fund, the Trustees noted that the Fund’s predecessor (the “Predecessor Fund”) commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. They noted the Predecessor Fund’s investment performance since its inception and the Rising Dividend Growth Fund’s investment performance since the reorganization. They observed that the Rising Dividend Growth Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2014. The Trustees noted that, although the Rising Dividend Growth Fund had underperformed its peer group and benchmark for the one-, three-, and five-year periods ended March 31, 2014, the Fund’s peer group and benchmark (the S&P 500 Index) were broad-based and, accordingly, were imperfect measures for evaluating a fund that focused on dividend-paying stocks.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and, with respect to the Rising Dividend Growth Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Income Builder Fund) and to limit certain expenses of the Funds that exceed specified levels. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Income Builder Fund	Rising Dividend Growth Fund
First $1 billion	0.65%	0.75%
Next $1 billion	0.59	0.68
Next $3 billion	0.56	0.64
Next $3 billion	0.55	0.63
Over $8 billion	0.54	0.62

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Income Builder Fund and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Rising Dividend Growth Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Income Builder Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Agreements should be approved and continued with respect to each Fund until June 30, 2015.

Sub-Advisory Agreement for the Rising Dividend Growth Fund

Background

At the Annual Meeting, the Trustees, including the Independent Trustees, were asked to approve the continuation of the Sub-Advisory Agreement until June 30, 2015. In connection with that proposal, the Trustees were asked to approve an amendment to the Sub-Advisory Agreement to introduce breakpoints in the sub-advisory fee rate payable by the Investment Adviser to the Sub-Adviser. At the Annual Meeting, the Board also considered a proposed transaction expected to result in a change in ownership of the Sub-Adviser. This change in ownership would take place by existing shareholders of the Sub-Adviser transferring ownership of the Sub-Adviser to an employee stock ownership program that would serve to transition the ownership of the Sub-Adviser from its founders to the next generation of employees (the “ESOP Transaction”). The Trustees noted that a change in the ownership of a fund’s investment adviser or sub-adviser results in the assignment and automatic termination of the fund’s advisory or sub-advisory agreement, as applicable. Accordingly, the Board noted that a new sub-advisory agreement must be approved by the Trustees and the Fund’s shareholders in order for the Sub-Adviser to continue to serve as sub-adviser to the Fund after completion of the ESOP Transaction (the “New Sub-Advisory Agreement,” together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

The Trustees concluded that the New Sub-Advisory Agreement and the continuation of the Sub-Advisory Agreement, as amended, should be approved on behalf of the Fund. In addition, in determining to approve the New Sub-Advisory Agreement, the Trustees considered the effect of the ESOP Transaction and noted that the ESOP Transaction was not expected to impact the services provided by the Sub-Adviser to the Fund.

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreements and Investment Performance

In evaluating the Sub-Advisory Agreements at the Meeting, the Trustees relied upon materials furnished and presentations made by the Investment Adviser. In evaluating the nature, extent and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in dividend growth investing and track record in managing the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted the Predecessor Fund’s operations and investment performance since its inception and the Fund’s operations and investment performance since the reorganization. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement, and noted that the Predecessor Fund was also managed by the Sub-Adviser. They observed that the Predecessor Fund’s performance record had only two years of negative returns since its inception. They also observed that the Fund had placed in the first quartile of its peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had outperformed its benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2014. The Trustees noted that although the Fund had underperformed its peer group and benchmark index for the one-, three-, and five-year periods ended March 31, 2014, the Fund’s peer group and benchmark were broad-based and, accordingly, were imperfect measures for evaluating a fund that focused on dividend-paying stocks.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreements, including the proposed fee schedule for the Sub-Adviser. They considered that, effective July 1, 2014, the Investment Adviser and the Sub-Adviser had agreed to introduce breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreements at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate
First $1 Billion	0.200%
Next $1 Billion	0.181
Next $3 Billion	0.171
Next $3 Billion	0.168
Over $8 Billion	0.165

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that adjustments in the Sub-Adviser’s fee schedule do not change the fees incurred by the Fund for advisory services. They noted that the effect of the breakpoints was to provide the Investment Adviser with additional net revenue for the services provided to the Fund, including oversight and administration of the Sub-Adviser. They also observed that the Investment Adviser’s fee was already subject to breakpoints at the same asset levels as those proposed for the Sub-Adviser and that the proposal would maintain the Sub-Adviser’s fee as a constant percentage of the Investment Adviser’s fee at all asset levels.

Conclusion

In connection with their consideration of the Sub-Advisory Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor controlling their decisions. After deliberation and consideration of the information provided, the Trustees concluded, in the exercise of their business judgment, that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels. The Trustees concluded that the Sub-Adviser’s continued management likely would benefit the Fund and its shareholders, and that the Sub-Advisory Agreements should be approved and continued, as applicable, until June 30, 2015, with the New Sub-Advisory Agreement being subject to the approval of the Fund’s shareholders.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust was held on September 9, 2014 to consider and act upon the proposal below.

At the Meeting, shareholders of the Goldman Sachs Rising Dividend Growth Fund (the “Fund”) voted to approve a new sub-advisory agreement for the Fund between Goldman Sachs Asset Management, L.P. and Dividend Assets Capital, LLC. The Fund’s shareholders voted as follows:

For	Against	Withheld
64,518,860	1,282,638	11,744,265

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of October 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of October 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2014, 21.15% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2014, 22.80% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Income Builder Fund designates $2,778,614 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2014.

During the year ended October 31, 2014, the Income Builder and Rising Dividend Growth Funds designate $4,810,598 and $1,850,471, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the U.S. Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 148784.MF.MED.TMPL / 12/2014 / DIVFOAR-14 / 109K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2014. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2014